                      Registration Nos. 811-7921, 333-16033

                          U.S. SECURITIES AND EXCHANGE
                        COMMISSION Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [x]

                           Pre-Effective Amendment No.

                         Post-Effective Amendment No. 11

                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [x]

                                Amendment No. 13
                                      ----

                            THE BJURMAN, BARRY FUNDS
               (Exact Name of Registrant as Specified in Charter)
                    10100 Santa Monica Boulevard, Suite 1200
                       Los Angeles, California 90067-4103
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (310) 553-6577

                         G. Andrew Bjurman, Co-President
                       O. Thomas Barry, III, Co-President
                            The Bjurman, Barry Funds
                    10100 Santa Monica Boulevard, Suite 1200
                       Los Angeles, California 90067-4103
                     (Name and Address of Agent for Service)

                                   Copies to:

                                 Dhiya El-Saden
                           Gibson, Dunn & Crutcher LLP
                             333 South Grand Avenue
                       Los Angeles, California 90071-3197

                                  David D. Barr
                         BISYS Fund Services Ohio, Inc.
                          100 Summer Street, Suite 1500
                           Boston, Massachusetts 02110

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to Rule 485(b)

[x] on August 1, 2005 pursuant to Rule 485(b)

[ ] 75 days after filing pursuant to Rule 485(a)

[ ] on (date)pursuant to Rule 485(a)

The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                            THE BJURMAN, BARRY FUNDS

                       [BJURMAN, BARRY LOGO APPEARS HERE]

                            BJURMAN, BARRY MICRO-CAP
                                   GROWTH FUND

                            BJURMAN, BARRY SMALL CAP
                                   GROWTH FUND

                             BJURMAN, BARRY MID CAP
                                   GROWTH FUND

                                   PROSPECTUS

                                 AUGUST 1, 2005

                         VISIT THE BJURMAN, BARRY FUNDS'
                              INTERNET WEB SITE AT:
                              WWW.BJURMANBARRY.COM

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                            THE BJURMAN, BARRY FUNDS
                    10100 SANTA MONICA BOULEVARD, SUITE 1200
                       LOS ANGELES, CALIFORNIA 90067-4103
                                 (800) 227-7264

PROSPECTUS                                                        August 1, 2005

The Bjurman, Barry Funds, referred to in this Prospectus as the "Trust," is an open-end, management investment company that currently offers three separate series of shares to investors, the Mid Cap Growth Fund (whose former name, the All Cap Growth Fund, was changed in June 2004), the Micro-Cap Growth Fund and the Small Cap Growth Fund, commonly known as mutual funds. Bjurman, Barry & Associates, referred to in this Prospectus as the "Adviser," serves as the investment adviser to the Mid Cap Growth Fund, the Micro-Cap Growth Fund and the Small Cap Growth Fund, referred to in this Prospectus individually as a "Fund" and collectively as the "Funds."

BJURMAN, BARRY MICRO-CAP GROWTH FUND seeks capital appreciation through investments in the common stocks of companies with market capitalizations generally between $30 million and $300 million at the time of investment.

BJURMAN, BARRY SMALL CAP GROWTH FUND seeks capital appreciation through investments in the common stocks of companies with market capitalizations generally between $100 million and $1 billion at the time of investment.

BJURMAN, BARRY MID CAP GROWTH FUND seeks capital appreciation through investments in the common stocks of companies with market capitalizations generally between $1 billion and $10 billion at the time of investment.

The market capitalization tests for the investments by these Funds are only applied at the time of investment, so the portfolio securities of these Funds may include companies whose market capitalizations deviate from these tests as a result of stock value appreciation or other factors. For example, at June 30, 2005, over 70% of the Micro-Cap Growth Fund's portfolio was comprised of companies whose market capitalizations exceeded $300 million.

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

                                TABLE OF CONTENTS

                                                                                                                    Page
                                                                                                                    ----
Risk/Return Summary..............................................................................................     4
Performance Summary..............................................................................................     6
Expense Summary..................................................................................................    10
Investment Objectives............................................................................................    11
Investment Policies and Strategies...............................................................................    11
Investment Selection Process.....................................................................................    12
Risk Factors.....................................................................................................    13
Management of the Trust..........................................................................................    17
The Distribution Plan............................................................................................    19
How to Purchase Shares...........................................................................................    19
How to Redeem Shares.............................................................................................    22
Exchange Privilege...............................................................................................    25
Market Timing and Redemption/Exchange Fees.......................................................................    26
Shareholder Services.............................................................................................    27
Net Asset Value..................................................................................................    27
Distributions....................................................................................................    28
Taxes............................................................................................................    29
Financial Highlights.............................................................................................    31

                               RISK/RETURN SUMMARY

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

Each Fund seeks capital appreciation.

BJURMAN, BARRY MICRO-CAP GROWTH FUND seeks capital appreciation through investments in the common stocks of companies whose total market capitalizations at the time of purchase are between $30 million and $300 million.

BJURMAN, BARRY SMALL CAP GROWTH FUND seeks capital appreciation through investments in the common stocks of small capitalization companies.

BJURMAN, BARRY MID CAP GROWTH FUND seeks capital appreciation through investments in the common stocks of mid capitalization companies.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

BJURMAN, BARRY MICRO-CAP GROWTH FUND invests, under normal market conditions, at least 80% of its total assets in the common stocks of U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $300 million, referred to in this Prospectus as "Micro-Cap Companies," and which, in the opinion of the Adviser, have superior earnings growth characteristics.

BJURMAN, BARRY SMALL CAP GROWTH FUND invests, under normal circumstances, at least 80% of total assets in the common stocks of U.S. companies whose total market capitalization at the time of purchase is between $100 million and $1 billion, which are referred to in this Prospectus as "Small Cap Companies," and which, in the opinion of the Adviser, have superior earnings growth characteristics. Shareholders will be provided with at least 60 days' prior notice of any change in this policy.

BJURMAN, BARRY MID CAP GROWTH FUND invests, under normal circumstances, at least 80% of its total assets in the common stocks of U.S. companies whose total market capitalization at the time of purchase is between $1 billion and $10 billion, referred to in this Prospectus as "Mid Cap Companies," and which, in the opinion of the Adviser, have superior earnings growth characteristics. Shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The market capitalization tests for the investments by these Funds are only applied at the time of investment, so the portfolio securities of these Funds may include companies whose market capitalizations deviate from these tests as a result of stock value appreciation or other factors. For example, at June 30, 2005, over 70% of the Micro-Cap Growth Fund's portfolio was comprised of companies whose market capitalizations exceeded $300 million.

The Adviser's unique equity selection process seeks to identify fast growing companies that are undervalued. The Adviser screens the universe of companies, using five quantitative factors:

      1)    earnings growth,

      2) earnings strength - those companies that are expected to have the greatest increase in next year's earnings,

      3)    earnings revision,

      4)    price/earnings to growth ratio, and

      5)    cash flow to price.

The Adviser then focuses on what it believes are the most promising industries and seeks to identify profitable companies with capable management teams, above average reinvestment rates, strong industry positions and productive research and development efforts.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

Each Fund invests in securities that will fluctuate in value, and therefore you should expect each Fund's net asset value per share to fluctuate. Values of common stocks can fluctuate widely in response both to factors that are specific to the company issuing the stock and to general economic and market conditions. Growth stocks can be even more volatile than other equity investments. There is a risk that you could lose money by investing in the Funds.

Each Fund is a diversified mutual fund. However, because each Fund's portfolio may contain the common stock of a limited number of companies, the Funds may be more sensitive to changes in the market value of a single issue or industry in their individual portfolios and therefore may present a greater risk than is usually associated with a more widely diversified mutual fund.

Each Fund will invest a portion of its assets in the common stocks of smaller companies within the Fund's target market capitalization, which involves special risks and considerations not typically associated with investing in the common stocks of larger companies. The stocks of smaller companies are less liquid and may experience more market price volatility than the stocks of larger companies, and are typically subject to a greater degree of change in earnings and business prospects than larger, more established companies.

                               PERFORMANCE SUMMARY

BJURMAN, BARRY MICRO-CAP GROWTH FUND

The bar chart and performance table shown below provide an indication of the risks of investing in the Micro-Cap Growth Fund. The bar chart shows the average annual return of the Micro-Cap Growth Fund for each of the years in the period from 1998 through 2004; the first seven full calendar years the Fund was operational, together with the Fund's best and worst quarters during that period. The accompanying table shows the Micro-Cap Growth Fund's average annual total returns for the one-year and five-year periods ended December 31, 2004 and since its inception and compares those returns to those of a broad-based securities market index. The bar chart and table below illustrate some of the risks of investing in the Micro-Cap Growth Fund and the variability of investment returns. Keep in mind that the Micro-Cap Growth Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

  11.89%      53.26%   45.62%   19.56%   -17.54%   66.86%   3.43%
[bar chart]
   1998        1999     2000     2001      2002     2003    2004

During the period shown in the bar chart, the highest return for a quarter was 37.91% during the quarter ended December 31, 1999 and the lowest return for a quarter was -23.47% during the quarter ended September 30, 1998.

For the six months ended June 30, 2005, the Micro-Cap Growth Fund's return was -1.63%.

The after-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table below. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004

                                                                   Since
                                             1 Year   5 Years   Inception(1)
Bjurman, Barry Micro-Cap Growth Fund
     Return Before Taxes                      3.43%   19.90%      26.90%
     Return After Taxes on Distribution(2)    1.53%   18.85%      26.15%
     Return After Taxes on Distributions
       And Sale of Fund Shares(3)             4.62%   17.17%      24.32%

Russell 2000 Growth Index(4)                 14.31%   -3.57%       5.59%

(1) The Micro-Cap Growth Fund commenced operations on March 31, 1997, and these percentages reflect average annual returns since that date.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown above. After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

(3) When the "Return After Taxes on Distributions and Sale of Fund Shares" is higher, it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(4) The Russell 2000 Growth Index is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index - an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The results for the Russell 2000 Growth Index have been adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect deductions for fees, expenses or taxes.

BJURMAN, BARRY SMALL CAP GROWTH FUND

The bar chart and performance table shown below provide an indication of the risks of investing in the Small Cap Growth Fund. The bar chart shows the average annual return of the Fund for 2004, the first full calendar year the Fund was operational, together with the Fund's best and worst quarters during that period. The accompanying table shows the Fund's average annual total returns for the one-year period ended December 31, 2004 and for the period since the Fund's inception and compares those returns to those of a broad-based securities market index. The bar chart and table below illustrates some of the risks of investing in the Fund and the variability of investment returns. Keep in mind that the Small Cap Growth Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                                     -8.95%
                                   [bar chart]
                                      2004

During the period shown in the bar chart, the highest return for a quarter was 12.97% during the quarter ended December 31, 2004 and the lowest return for a quarter was -13.24% during the quarter ended September 30, 2004.

For the six months ended June 30, 2005, the Small Cap Growth Fund's return was -1.95%.

The after-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table below. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004

                                                        Since
                                             1 Year   Inception(1)
Bjurman, Barry Small Cap Growth Fund
     Return Before Taxes                     -8.95%     19.18%
     Return After Taxes on Distribution(2)   -8.95%     19.18%
     Return After Taxes on Distributions
       And Sale of Fund Shares(3)            -5.82%     16.43%

Russell 2000 Growth Index(4)                 14.31%     29.77%(5)

(1) The Small Cap Growth Fund commenced operations on May 12, 2003, and these percentages reflect average annual returns since that date.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown above. After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

(3) When the "Return After Taxes on Distributions and Sale of Fund Shares" is higher, it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(4) The Russell 2000 Growth Index is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index - an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The results for the Russell 2000 Growth Index have been adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect deductions for fees, expenses or taxes.

(5) The Since Inception return for the Russell 2000 Growth Index reflects average annual returns since May 14, 2003.

BJURMAN, BARRY MID CAP GROWTH FUND

The bar chart and performance table shown below provide an indication of the risks of investing in the Mid Cap Growth Fund. The bar chart shows the average annual returns of the Fund for 2002, 2003 and 2004, the first three full calendar years the Fund was operational, together with the Fund's best and worst quarters during that period. The accompanying table shows the Fund's average annual total returns for the one-year period ended December 31, 2004 and for the period since the Fund's inception and compares those returns to those of a broad-based securities market index. The bar chart and table below illustrate some of the risks of investing in the Fund and the variability of investment returns. Keep in mind that the Mid Cap Growth Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

From June 6, 2001 to June 21, 2004, the investment objective of the Mid Cap Growth Fund (then named the Bjurman, Barry All Cap Growth Fund) was to seek capital appreciation through investments in the common stocks of companies with market capitalizations generally in excess of $300 million at the time of investment. Performance returns during that time period were derived from investments relating to that objective. As of June 21, 2004, the investment objective of that Fund was changed to its current objective.

  -33.40%       37.82%         7.61%
[bar chart]   [bar chart]   [bar chart]
   2002          2003          2004

During the period shown in the bar chart, the highest return for a quarter was 19.37% during the quarter ended June 30, 2003 and the lowest return for a quarter was -16.46% during the quarter ended September 30, 2002.

For the six months ended June 30, 2005, the Mid Cap Growth Fund's return was 2.20%.

The after-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table below. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004

                                                         Since
                                             1 Year   Inception(1)
Bjurman, Barry Mid Cap Growth Fund
     Return Before Taxes                      7.61%      1.29%
     Return After Taxes on Distribution(2)    7.61%      1.29%
     Return After Taxes on Distributions
       And Sale of Fund Shares(3)             4.94%      1.10%

Russell MidCap Growth Index(4)               15.48%      1.67%

(1) The Mid Cap Growth Fund commenced operations on June 6, 2001, and these percentages reflect average annual returns since that date.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown above. After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

(3) When the "Return After Taxes on Distributions and Sale of Fund Shares" is higher, it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(4) The Russell MidCap Growth Index is an unmanaged index comprised of stocks that are members of the Russell 1000 Growth Index - an unmanaged index of the largest 1,000 U.S. incorporated companies. The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The results for the Russell MidCap Growth Index have been adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect deductions for fees, expenses or taxes.

                                 EXPENSE SUMMARY

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment)
  Maximum Sales Load Imposed on Purchases                    None
  Maximum Deferred Sales Load                                None
  Maximum Sales Load Imposed on Reinvested Dividends         None
  Redemption Fee (as a percentage of amount redeemed)        2.00%(1)
  Exchange Fee (as a percentage of amount exchanged)         2.00%(1)

(1)   If redeemed or exchanged within 60 days of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                             Micro-Cap     Small Cap      Mid Cap
                            Growth Fund   Growth Fund   Growth Fund
                            -----------   -----------   -----------
Management Fees                 1.00%       1.00%        1.00%
Distribution (12b-1) Fees       0.25%       0.25%        0.25%
Other Expenses                  0.29%       0.84%(2)     3.19%(2)
Total Annual Fund
Operating Expenses(1)           1.54%       2.09%        4.44%

(1) The Adviser has historically waived, and intends to continue to waive, on a voluntary basis, all or a portion of its fee and to reimburse certain expenses of the Funds necessary to limit total operating expenses to 1.80% of each Fund's average net assets. During the fiscal year ended March 31, 2005, the Adviser waived and reimbursed fees in the amount of 1.57% with respect to the Mid Cap Growth Fund and 0.02% with respect to the Small Cap Growth Fund. The Adviser reserves the right to terminate these waivers or any reimbursements at any time in the Adviser's sole discretion. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, except that it is permitted to look back up to five years and four years, respectively, during the initial six years and seventh year of a Fund's operations.

(2)   Other Expenses have been restated to reflect current fees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            Micro-Cap     Small Cap      Mid Cap
           Growth Fund   Growth Fund   Growth Fund
           -----------   -----------   -----------
1 Year       $   157      $    212      $     445
3 Years          486           655          1,343
5 Years          839         1,124          2,251
10 Years       1,834         2,421          4,566

                              INVESTMENT OBJECTIVES

THE BJURMAN, BARRY MICRO-CAP GROWTH FUND seeks capital appreciation through investments in the common stocks of companies whose total market capitalizations at the time of purchase are between $30 million and $300 million.

THE BJURMAN, BARRY SMALL CAP GROWTH FUND seeks capital appreciation through investments in the common stocks of small capitalization companies.

THE BJURMAN, BARRY MID CAP GROWTH FUND seeks capital appreciation through investments in the common stocks of mid capitalization companies.

The Adviser employs a growth-oriented approach to equity investment management and seeks to outperform market averages over a complete market cycle by investing in companies that the Adviser believes have above average earnings prospects.

Each Fund's investment objective as described above is fundamental and may not be changed without a vote of the holders of the majority of the outstanding voting securities of the applicable Fund. The Funds' investment policies and strategies described elsewhere are not fundamental and may be changed without shareholder approval.

                       INVESTMENT POLICIES AND STRATEGIES

The Adviser expects that each Fund's portfolio generally will be fully invested in common stocks at all times, with only minimal holdings in short-term investments.

The Funds may purchase initial public offerings of unseasoned issuers if the Adviser has determined through its quantitative analysis that each company fits its criteria.

The Funds may invest without limitation in short-term U.S. government obligations, money market instruments and repurchase agreements, pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if the Adviser determines that market conditions warrant. The Funds may also purchase bank obligations such as certificates of deposit, bankers' acceptances, and interest-bearing savings and time deposits issued by U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Short-term obligations will have short-term debt ratings at the time of purchase in the top two categories by one or more unaffiliated nationally recognized statistical rating organizations. Unrated instruments purchased by a Fund will be of comparable quality as determined by the Adviser. When a Fund invests in such securities, other than common stocks, as a temporary defensive measure, it may not achieve its investment objective.

Portfolio securities are sold whenever the Adviser believes it appropriate, regardless of how long the securities have been held. Portfolio turnover generally involves some expense to the Funds and a portfolio turnover in excess of 100% is generally considered high and increases a Fund's transaction costs, including brokerage commissions. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income and may lower portfolio performance. Although each Fund's annual portfolio turnover rate cannot be accurately predicted, it is expected that it will generally be 200% or more.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is included in the Funds' Statement of Additional Information, referred to in this Prospectus as the "SAI."

                          INVESTMENT SELECTION PROCESS

The Adviser's unique equity selection process seeks to identify undervalued companies with superior earnings growth characteristics. The selection process starts by screening the universe of Mid Cap Companies for the Mid Cap Growth Fund, Micro-Cap Companies for the Micro-Cap Growth Fund and Small Cap Companies for the Small Cap Growth Fund using 5 quantitative factors that emphasize both growth and value attributes. The screening factors include (1) earnings growth,
(2) earnings strength, (3) earnings revision, (4) price/earnings to growth ratio, and (5) cash flow to price. Earnings strength describes those companies that are expected to have the greatest increase in next year's earnings over the prior year's earnings. Earnings revision measures and then describes the time-weighted change of analysts' expectations and estimates of earnings of an individual company. The next step is a top-down economic analysis designed to identify what the Adviser believes are the most promising industries over the next 12 to 18 months.

Stocks are ranked according to the above 5 criteria to identify approximately 100 to 200 Mid Cap Companies, approximately 100 to 190 Micro-Cap Companies and approximately 100 to 250 Small Cap Companies that the Adviser believes offer the best growth prospects and are selling at attractive prices. The highest ranking stocks in the most promising industries are then subjected to additional fundamental and technical research. Generally, the Adviser attempts to identify profitable Mid Cap, Micro-Cap and Small Cap Companies with capable management teams, above average reinvestment rates, strong industry positions, and productive research and development efforts. To ensure a well diversified portfolio, commitments to any one issue or industry are generally limited to 5% and 15%, respectively, of each Fund's total assets. The Adviser's Investment Policy Committee reviews investment alternatives and implements portfolio changes as attractive investment opportunities become available. The closing prices of portfolio issues are reviewed daily. Any position that has declined 15% from its cost or from its recent high is reexamined as a potential sale candidate. Additionally, securities of companies, which in the Adviser's opinion are overvalued or have lost earnings momentum, or are in industries no longer expected to perform well, are continually evaluated for sale.

                                  RISK FACTORS

INVESTMENT RISKS COMMON TO ALL THE FUNDS

MARKET RISK. Every investment carries some market risk. In addition to the risks described below, investments in equity securities are subject to inherent market risks, such as a rapid increase or decrease in value or liquidity, and fluctuations due to a company's earnings, or economic conditions, or a decline in the market generally. In addition, an investment in the Funds is subject to the inherent risk that the market prices of the Fund's investments will not correlate to the Adviser's estimation of fundamental securities values or market trends, and to other factors beyond the control of the Adviser. Accordingly, the value of an investment in a Fund will fluctuate over time. The Funds may not be appropriate as your sole investment and should not be considered a balanced or complete investment program, and an investment in a Fund should be part of an overall investment strategy. Before investing, please consider the following special risks in determining the appropriateness of an investment in the Funds. The Adviser cannot give any assurance that its investment strategy will succeed or that the Funds will achieve their objectives.

IPO RISK. The Funds may invest in initial public offerings, or IPOs. The risks associated with IPOs include short earnings history, competitive conditions and reliance on a limited number of product lines and financial resources. There is also no guarantee that the Funds will continue to have access to the types of IPOs that have previously contributed to their performance or that any IPO will perform as well as previous IPOs.

DIVERSIFICATION RISK. Diversifying a mutual fund's portfolio can reduce the inherent risks of investing by limiting the portion of your investment in any one issuer or industry. Less diversified mutual funds may be more sensitive to changes in the market value of a single issuer or industry. The Funds may present greater risk than is usually associated with more widely diversified mutual funds because each Fund may invest in as few as 50 issuers.

SMALL CAP COMPANY RISK. Investing in small companies can be riskier than other investments. A company may have a small capitalization because it is new or has recently gone public, or because it operates in a new industry or regional market. Small companies may have more limited product lines, markets, and financial resources, making them more susceptible to economic or market setbacks. A portion of the securities in which a Fund invests are traded in the over-the-counter markets or on a regional securities exchange, and may be more thinly traded and volatile than the securities of larger companies. Analysts and other investors typically follow small companies less actively, and information about these companies is not always readily available. For these and other reasons, the prices of small capitalization securities may fluctuate more significantly than the securities of larger companies in response to news about the company, the markets or the economy. As a result, the price of the Funds' shares may exhibit a higher degree of volatility than the market averages. If a stock is particularly volatile, there is a greater possibility that a Fund will lose money on that stock.

ADVISER RISK. In addition to managing the Funds, the Adviser manages many private accounts with investment objectives the same as, or similar to, those of one or more of the Funds. The Adviser also performs as a sub-adviser to other mutual funds that invest in Micro-Cap Companies and thus have investment styles and objectives similar to the Micro-Cap Growth Fund and Small Cap Growth Fund. The Adviser's fees from these accounts and funds vary from those paid by the Funds. This creates potential conflicts of interest for the Adviser in allocating investments among the Funds and its other clients, especially if an attractive investment does not provide sufficient shares to place in all accounts managed by the Adviser. The Adviser seeks to minimize these conflicts by allocating investments among the Funds and accounts based on factors such as cash available for investment, portfolio concentrations of the Funds and accounts in the relevant industry and the liquidity needs of each Fund and account. In addition, if the Adviser were to manage too many accounts, its capacity could be strained and its management of the Funds could be adversely affected. The Adviser periodically reports on its sub-advisory relationships and private account activity to the Trust's Board of Trustees.

BJURMAN, BARRY MICRO-CAP GROWTH FUND

The Micro-Cap Growth Fund invests in Micro-Cap Companies, which are typically relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or emerging industries where the Adviser believes that the opportunity for rapid growth is above average. It should be noted, however, that Micro-Cap Companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro-Cap Companies may present greater opportunities for capital appreciation, but also may involve greater risk than larger, mature issuers.

Micro-Cap Companies may lack depth of management and may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, Micro-Cap Companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers. Micro-Cap Companies' stocks may exhibit volatile characteristics and may decline in price as large company stocks rise, or rise in price as large company stocks decline. An investment in shares of the Fund may be more volatile than the shares of a fund that invests in larger capitalization stocks. By maintaining a diversified portfolio, the Adviser attempts to reduce this volatility. The Fund is, however, designed for long-term investors who seek capital appreciation and are comfortable with the risks associated with investments in Micro-Cap Companies.

Since Micro-Cap Companies are generally not as well known to investors and have less investor following than larger companies; they may provide opportunities for greater gains as a result of inefficiencies in the marketplace. Micro-Cap Companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Therefore, purchases and sales of such securities may have a greater impact on their market prices than is generally the case with the securities of larger companies. In addition, the securities of Micro-Cap Companies are frequently traded over-the-counter or on a regional exchange, and the frequency and volume of their trading is generally substantially less than is typical of larger companies. When making larger sales, the Fund may have to sell securities at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

The relatively large net asset value of the Micro-Cap Growth Fund as compared to other funds that invest in Micro-Cap Companies compounds these risks. Smaller funds have a greater ability to invest a substantial portion of their total assets in thinly-traded securities and still maintain a relatively small number of securities in their portfolios. In order to avoid holding the securities of too many companies in its portfolio and thereby preserve the ability of each investment to have a meaningful impact on its overall performance, the Micro-Cap Growth Fund must invest in companies whose securities offer greater liquidity and permit the Micro-Cap Growth Fund to take relatively larger positions that can be sold without an excessive discount in the stock price. Thus, to the extent that the securities of companies with larger market capitalizations tend to have greater liquidity, the Micro-Cap Growth Fund will have an incentive to make its new investments in companies whose capitalizations are at the larger end of the range for Micro-Cap Companies. In addition, because of the relatively large net asset value of the Micro-Cap Growth Fund, it will invest in a larger number of securities than it would if it had a smaller net asset value. The Trust's Board of Trustees has closed the Micro-Cap Growth Fund to new investors, although it remains open to investment by existing shareholders and to investors who acquire its shares in exchange for shares of another of our Funds.

The Micro-Cap Growth Fund may continue to hold investments in companies whose market capitalizations appreciate to levels in excess of the $300 million upper end of the range of its investment focus. As a result, a substantial portion, and even at times a majority, of the Micro-Cap Growth Fund's assets may be invested in companies whose market capitalizations exceed $300 million. For example, at June 30, 2005, over 70% of the Fund's portfolio was comprised of such securities.

The Adviser is a sub-adviser to several other relatively small mutual funds, and is also a manager of private accounts, whose investment focus includes Micro-Cap Companies. The Trust's Board of Trustees believes that the Adviser currently has the capacity to manage both the Micro-Cap Growth Fund and these other funds and accounts without adversely affecting the performance of the Micro-Cap Growth Fund, and the Board intends to continue to monitor this matter.

BJURMAN, BARRY SMALL CAP GROWTH FUND

The Small Cap Growth Fund invests in Small Cap Companies, which are typically smaller companies positioned in new or emerging industries where the Adviser believes that the opportunity for rapid growth is above average. It should be noted, however, that Small Cap Companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Small Cap Companies may present greater opportunities for capital appreciation but also may involve greater risk than larger, mature issuers. Since Small Cap Companies are generally not as well-known to investors and have less investor following than larger companies; they may provide opportunities for greater gains as a result of inefficiencies in the marketplace. Small Cap Companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Therefore, purchases and sales of such securities may have a greater impact on their market prices than is generally the case with the securities of larger companies. In addition, the securities of Small Cap Companies are frequently traded over-the-counter or on a regional exchange, and the frequency and volume of their trading is generally substantially less than is typical of larger companies. When making larger sales, the Small Cap Growth Fund may have to sell securities at discounts from quoted prices or may have to make a series of small sales over an extended period of time. Small Cap Companies may lack depth of management and may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, Small Cap Companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers. Small Cap Companies' stocks may exhibit volatile characteristics and may decline in price as large company stocks rise, or rise in price as large company stocks decline. An investment in shares of the Small Cap Growth Fund may be more volatile than the shares of a fund that invests in larger capitalization stocks.

By maintaining a diversified portfolio, the Adviser attempts to reduce this volatility. The Small Cap Growth Fund is, however, designed for long-term investors who seek capital appreciation and are comfortable with the risks described here.

BJURMAN, BARRY MID CAP GROWTH FUND

Investment returns from stocks of mid-capitalization companies in which the Mid Cap Growth Fund invests may, over long periods of time, tend to fall below those of small capitalization companies, but exceed those from large capitalization companies. These characteristics result in part from the ability of mid-capitalization companies to react to changes in the business environment at a faster rate than larger companies.

                             MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

The Trust has a Board of Trustees that establishes the Funds' policies and supervises and reviews the management of the Funds. The day-to-day operations of the Funds are administered by the officers of the Trust and by the Adviser pursuant to the terms of Investment Advisory Agreements with the Funds. The Trustees review, among other things, the various services provided by the Adviser to ensure that the Funds' general investment policies and programs are followed and that administrative services are provided to the Funds in a satisfactory manner.

THE INVESTMENT ADVISER

Bjurman, Barry & Associates serves as the Funds' investment adviser and is registered as such under the Investment Advisers Act of 1940, as amended. The Adviser has been engaged in the investment management business since 1970, and provides investment advisory services to individuals and institutional clients. The principal business address of the Adviser is 10100 Santa Monica Boulevard, Suite 1200, Los Angeles, California 90067-4103. The Adviser makes the investment decisions concerning the assets of the Funds and reviews, supervises and administers the Funds' investments, subject to the supervision of, and policies established by, the Trustees of the Trust.

For providing investment advisory services, each Fund pays the Adviser a monthly fee which is calculated daily by applying an annual rate of 1.00% to the average daily net assets of the applicable Fund. From time to time, the Adviser may voluntarily waive all or a portion of its investment advisory fee and/or absorb certain expenses of the Funds without further notification of the commencement or termination of any such waiver or absorption. Any such waiver or absorption will have the effect of lowering the overall expense ratio of the applicable Fund and increasing the Fund's overall return to investors at the time any such amounts are waived and/or absorbed. Currently, the Adviser intends to waive all or a portion of its fee and/or to reimburse expenses of the Funds to the extent necessary in order to limit net operating expenses - including the investment advisory fees - to an annual rate of not more than 1.80% of each Fund's average daily net assets. The Adviser reserves the right to terminate these waivers or any reimbursements at any time in the Adviser's sole discretion. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, except that it is permitted to look back up to five years and four years, respectively, during the initial six years and seventh year of each Fund's operations.

During the 2005 fiscal year, the Trustees approved the renewal of the Investment Advisory Agreements with the Adviser. A discussion regarding the Trustees' basis for approving the renewal of Investment Advisory Agreements is available in the Funds' annual report for the period ended March 31, 2005.

PORTFOLIO MANAGEMENT

The Adviser is sub-adviser to other advisory clients. As sub-adviser, the Adviser provides day-to-day portfolio management services to other mutual funds and accounts. As of June 30, 2005, the Adviser managed more than $1.198 billion for individual and institutional clients. Investment decisions for the Funds are made by the Adviser's Investment Policy Committee. Management of the Funds is done on a team basis, with O. Thomas Barry, III, CFA, CIC, as the lead manager. Mr. Barry, Chief Investment Officer and Senior Executive Vice President of the Adviser, joined the firm in 1978 after serving as Senior Investment Officer at Security Pacific National Bank. He holds a B.A. degree in Economics and a M.B.A. degree in Corporate Finance and Accounting and has over 30 years of investment experience. The Investment Policy Committee is comprised of the Adviser's portfolio managers and analysts. While investment decisions are made on a team basis, individual portfolio managers are responsible for implementation and monitoring of the accounts assigned to them. New accounts are assigned to the manager that acquired the account. The Investment Policy Committee consists of three principal members and two non-principal members:

-     O. Thomas Barry III, CFA, CIC and Principal Member

-     G. Andrew Bjurman, CFA, CIC and Principal Member

-     Stephen W. Shipman, CFA and Principal Member

-     Patrick T. Bradford

-     Roberto P. Wu, CFA

Mr. Bjurman, CFA, CIC, President and Chief Executive Officer is a founding member of the Adviser. He holds a B.A. degree in Political Science and has over 30 years of investment experience. Mr. Shipman, CFA, Executive Vice President and Director of Research of BB&A, joined the firm in 1997. He holds a B.A. in English Literature and has over 20 years of investment experience. Mr. Bradford, Assistant Vice President and Head Equity-Fixed Income Trader of BB&A, joined the firm in 1993. He holds a B.S. in Business Administration and has over 12 years of investment experience. Mr. Wu, CFA and Senior Research Analyst of BB&A, joined the firm in 1997. He holds a B.S. in Finance and Business and has over 8 years of investment experience.

Mr. Barry normally chairs all Investment Policy Committee meetings. A consensus amongst members is generally reached before any decisions are implemented, although Mr. Barry retains final review and approval control. Additional information about the Funds' Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Managers' ownership of Fund shares is included in the Funds' SAI.

THE UNDERWRITER

BISYS Fund Services Limited Partnership, referred to in this Prospectus as the "Underwriter," serves as principal underwriter for the Trust and, as such, is the exclusive agent for the distribution of shares of the Funds.

THE ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc., referred to in this Prospectus as the "Transfer Agent," serves as administrator, accounting services agent and transfer agent to the Funds. The Transfer Agent is an affiliate of the Underwriter by reason of common ownership.

                              THE DISTRIBUTION PLAN

The Board of Trustees of the Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, referred to in this Prospectus as the "1940 Act." As provided in the Plan, each Fund will reimburse the Adviser, the Underwriter or others in an amount up to an aggregate maximum 0.25% per annum of its average daily net assets for expenses incurred in connection with the sale and distribution of its shares and the servicing of its shareholders. Subject to this overall limit, each broker-dealer with customers invested in a Fund may receive more or less than 0.25% per annum of the value of its customers' investments in that Fund. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             HOW TO PURCHASE SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of the close of regular trading (usually 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

The Adviser believes that a micro-cap fund is best managed when the fund size is limited. Consequently, the Micro-Cap Growth Fund is closed to new investors. The Adviser, at its sole discretion, may reopen and close the Fund at any time.

PURCHASES BY MAIL

You may purchase shares of the Funds initially by completing the application accompanying this Prospectus and mailing it together with a check payable to the Bjurman, Barry Funds or to the applicable Fund and mailed to BISYS Fund Services Ohio, Inc. at P.O. Box 183034, Columbus, Ohio 43218-3034. Please send overnight mail purchases to, Attn: TA Operations, 3435 Stelzer

Road, Columbus, Ohio 43219. If this is an initial purchase, please send a minimum of $1,000. Your investment in a Fund will be made at the net asset value per share, or "NAV," of that Fund next determined after your application and payment are received.

If your order to purchase shares is canceled because your check does not clear, a fee may be imposed and you will be responsible for any resulting losses or fees incurred by the Trust, the Distributor or the Transfer Agent in the transaction.

PURCHASES BY WIRE TRANSFER

You may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent (nationwide call toll-free 800-227-7264) for instructions. You should be prepared to provide a completed, signed account application by mail or facsimile. Your investment in a Fund will be made at the NAV of that Fund next calculated after your wire is received together with the account information indicated above. If the Funds do not receive timely and complete account information prior to the calculation of that day's NAV, which occurs at the close of regular trading (usually 4:00 p.m. Eastern Time) each day the NYSE is open, there may be a delay in the investment of your money and any accrual of dividends.

PURCHASES THROUGH BROKER-DEALERS

The Funds may accept telephone orders only from brokers, financial institutions or service organizations that have been previously approved by the Funds. It is the responsibility of these brokers, financial institutions or service organizations to promptly forward such purchase orders and payments to the Funds. Such brokers, financial institutions, service organizations, banks and bank trust departments, may charge you a transaction fee or other fee for their respective services at the time of purchase. In addition, the Funds or the Adviser may pay a service or distribution fee to such financial intermediaries.

Wire orders for shares of a Fund received by dealers prior to the calculation of that day's NAV, which occurs at the close of regular trading (usually 4:00 p.m. Eastern Time) each day the NYSE is open, and received by the Transfer Agent on the same day, are confirmed at that day's NAV for the Fund. Orders received by dealers after the close of the regular session of trading on the NYSE, are confirmed at the NAV of that Fund next calculated on the following business day.

PROCESSING ORGANIZATIONS. You may also purchase shares of the Fund through a "processing organization" (e.g., a mutual fund supermarket), which is a broker-dealer, bank or other financial institution that purchases shares for its customers. The Trust has authorized certain processing organizations to receive purchase and sales orders on the Trust's behalf. Before investing in a Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus.

When shares are purchased this way, there may be various differences. The processing organization may:

-     Charge a fee for its services;

-     Act as the shareholder of record of the shares;

-     Set different minimum initial and additional investment requirements;

-     Impose other charges and restrictions; or

- Designate intermediaries to accept purchase and sales orders on the Fund's behalf.

The Trust considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV next calculated after such order is received in proper form.

Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and the Trust. Certain processing organizations may receive compensation from the Trust, the Adviser or their affiliates.

PURCHASES WITH SECURITIES

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including, but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment objectives and is otherwise acceptable to the Adviser.

SUBSEQUENT INVESTMENTS

Once an account has been opened, subsequent purchases may be made by mail, bank wire, automatic investing or direct deposit. When making additional investments by mail, please return the bottom portion of a previous confirmation with your investment in the envelope that is provided with each confirmation statement. Your check should be made payable to the Bjurman, Barry Funds or to the applicable Fund and sent via regular mail to BISYS Fund Services Ohio, Inc. at P.O. Box 183034, Columbus, Ohio 43218-3034; overnight mail purchases should be addressed to BISYS Fund Services Ohio, Inc., Attn: TA Operations, 3435 Stelzer Road, Columbus, Ohio 43219. All purchases are made at the applicable NAV next calculated after receipt of a purchase order by the Funds. If a broker-dealer received a fee for selling shares of the Funds to a current shareholder, that broker-dealer may receive a fee with respect to additional investments by the shareholder.

GENERAL

Shares of the Funds are sold on a continuous basis at the NAV next determined after receipt of a purchase order by a Fund. Purchase orders received by the Transfer Agent prior to the calculation of that day's NAV, which occurs at the close of regular trading (usually 4:00 p.m. Eastern Time) each day the NYSE is open, are confirmed at that day's NAV. Purchase orders received by the Transfer Agent after the close of the regular session of trading on the NYSE are confirmed at the NAV next calculated on the following business day.

All investments must be made in U.S. dollars, and, to avoid fees and delays, checks must be drawn only on banks located in the United States. Investors who purchase shares of the Funds by check may not receive redemption proceeds until there is reasonable belief that the check cleared, which may take up to 15 business days after the purchase date. The Funds will only accept a check where the applicable Fund, or the Trust, is the payee. Third party checks, cash, credit card convenience checks, Traveler's checks and money orders are not accepted. The Funds and the Transfer Agent each reserve the right to reject any purchase order in whole or in part.

If your check or wire in payment of a purchase of shares does not clear, the purchase will be canceled (and any profit will inure to the Funds), a charge (minimum of $25) will be imposed on you, and you will be responsible for any resulting losses or fees incurred by the Trust, the Underwriter or the Transfer Agent. Further, the Funds may redeem shares from your account in the Funds as reimbursement for any losses or fees incurred, and you may be prohibited or restricted from making future purchases in the Funds.

The Funds reserve the right to suspend the offering of shares of the Funds. The Funds also reserve the right to vary the initial and subsequent investment minimums, or to waive the minimum investment requirements for any investor. The Funds mail you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Funds' account applications contain provisions in favor of the Funds, the Underwriter, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities, including, among others, losses resulting from unauthorized shareholder transactions, relating to the various services made available to investors.

                              HOW TO REDEEM SHARES

You may redeem shares of the Funds on any business day that the Funds are open for business. Redemptions will be effected at the current NAV per share next calculated after the Transfer Agent receives a redemption request meeting the requirements described below. Any investor who redeems shares (other than shares acquired through reinvestment of dividends or other distributions) held by the investor for 60 days or less will generally be assessed a redemption fee of 2% of the NAV of the shares being redeemed. See "Market Timing and Redemption/Exchange Fees."

REDEMPTION BY MAIL

You may redeem shares by submitting a written request for redemption via regular mail to BISYS Fund Services Ohio, Inc., P.O. Box 183034, Columbus, Ohio 43218-3034 or via overnight mail to, Attn: TA Operations, 3435 Stelzer Road, Columbus, Ohio 43219. The written redemption request must be in good order, which means that it must: (1) identify the shareholder's account name and account number; (2) state the number of shares (or dollar amount) to be redeemed; and (3) be signed by each registered owner exactly as the shares are registered.

REDEMPTION BY TELEPHONE

If you have so indicated on your application, or have subsequently arranged in writing with the Transfer Agent to do so, you may redeem shares having a value of $10,000 or less by calling the

Transfer Agent (nationwide call toll-free 800-227-7264). The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written redemption request with an original Medallion Signature Guarantee must be sent to the Transfer Agent. Additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans may be required. IRA accounts are not redeemable by telephone.

Each Fund reserves the right to refuse a wire or telephone redemption if the Fund believes it is advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time. The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account has been changed within the previous 30 days.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures for redemption by mail.

GENERAL REDEMPTION INFORMATION

A redemption request will not be deemed to be properly received until the Transfer Agent receives all required documents in good order. If you have any questions with respect to the proper form for redemption requests you should contact the Transfer Agent (nationwide call toll-free 800-227-7264).

To prevent fraudulent redemptions, for any redemption requests exceeding $10,000 or where proceeds are to be mailed to an address other than the address of record, you must provide an original Medallion Signature Guarantee from any eligible guarantor institution, including a commercial bank, credit union, broker and dealers, member firm of a national securities exchange, registered securities association, clearing agency or savings and loan association. A credit union must be authorized to issue Medallion Signature Guarantees. Notary public endorsement will not be accepted. Some other circumstances requiring a Medallion Signature Guarantee include:

- Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

-     Proceeds are being sent to an address other than the address of record

- Proceeds or shares are being sent/transferred from a joint account to an individual's account

- Changing wire or ACH instructions or sending proceeds via wire or ACH when instructions have been added within 30 days of your redemption request

- Proceeds or shares are being sent/transferred between accounts with different account registrations

Additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans may be required. Redemptions will be processed on any day the Funds are open for business. Redemptions will be effective at the current NAV per share next determined after the receipt by the Transfer Agent of a redemption request meeting the requirements described above. Payment is normally made within 3 business days following receipt of these instructions. Each Fund may, however, delay mailing the proceeds of a redemption until it is reasonably satisfied that the check used to pay for the shares has cleared, which may take up to 15 business days after the purchase date. Payment may also be made by wire directly to any bank previously designated by an investor on his or her new account application. There is a charge for redemptions made by wire to domestic banks. Wires to foreign or overseas banks may be charged at higher rates. It should also be noted that banks may impose a fee for wire services. In addition, there may be fees for redemptions made through brokers, financial institutions, service organizations, banks and bank trust departments.

Except as noted below, redemption requests received in proper form by the Transfer Agent prior to the calculation of that day's NAV, which occurs at the close of regular trading (usually 4:00 p.m. Eastern Time) each day the NYSE is open, on any business day on which the Funds calculate their NAVs are effective as of that day. Redemption requests received after the close of regular trading of the NYSE (usually 4:00 p.m. Eastern Time), will be effected at the applicable NAV per share calculated on the next business day following receipt.

The Funds will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Board of Trustees, result in a Fund selling assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Trust Instrument, however, payment for shares redeemed may also be made in-kind, or partly in cash and partly in-kind. The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the NAV of each Fund, during any 90-day period for any one shareholder. Any portfolio securities distributed in-kind would be in readily marketable securities and valued in the manner described below. In the event that an in-kind distribution is made, you may incur additional expenses, such as brokerage commissions, on the sale or other disposition of the securities received from the Funds. In-kind payments need not constitute a cross-section of a Fund's portfolio.

The Funds may suspend the right of redemption or postpone the date of payment for more than 3 days during any period when (1) trading on the NYSE is restricted or is closed, other than customary weekend and holiday closings; (2) the Securities and Exchange Commission has, by order, permitted such suspension; (3) an emergency, as defined by rules of the Commission, exists making disposal of portfolio investments or determination of the value of the net assets of the Funds not reasonably practicable.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

Shares of each Fund may be redeemed through certain brokers, financial institutions, service organizations, banks, and bank trust departments who may charge the investor a transaction or other fee for their services. Such additional transaction fees would not otherwise be charged if the shares were redeemed directly from the Funds.

MINIMUM BALANCES

Due to the relatively high cost of maintaining smaller accounts, each Fund reserves the right to redeem shares in any account at their then-current NAV, which will be promptly paid to the shareholder, if at any time the total investment does not have a value of at least $1,000 as a result of redemptions, but not market fluctuations. You will be notified that the value of your account is less than the required minimum and you will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed.

                               EXCHANGE PRIVILEGE

Shares of the Funds may be exchanged for each other at NAV. Any investor who exchanges shares (other than shares acquired through reinvestment of dividends or other distributions) held by the investor for 60 days or less will generally be assessed an exchange fee of 2% of the NAV of the shares being exchanged. See "Market Timing and Redemption/Exchange Fees."

You may exchange shares by written request or by telephone. You must sign your written request exactly as your name appears on our account records. The privilege of exchanging shares by telephone is automatically available to all shareholders. If you are unable to exchange shares by telephone due to such circumstances as unusually heavy market activity, you can exchange shares by mail or in person. Your exchange will be processed at the next determined NAV after the Transfer Agent receives your request.

You may only exchange shares into a Fund that is authorized for sale in your state of residence and you must meet that Fund's minimum initial investment requirements. You must also maintain the required account balance of $1,000 in each Fund after the exchange of shares has been processed. The Board of Trustees may change or discontinue the exchange privilege after giving shareholders 60 days' prior notice. Any gain or loss on an exchange of shares is a taxable event.

                   MARKET TIMING AND REDEMPTION/EXCHANGE FEES

The Funds are intended to be long-term investments. Excessive purchases and redemptions, or exchanges, of shares of a Fund in an effort to take advantage of short-term market fluctuations, known as "market timing," can interfere with long-term portfolio management strategies and increase the expenses of a Fund, to the detriment of long-term investors. For example, excessive redemption orders may require us to sell securities in our portfolio at inopportune times to fund redemption payments. Accordingly, the Board of Trustees has adopted policies and procedures that seek to restrict market timing activity. If management of the Funds believes, in its sole discretion, that an investor is engaged in excessive short-term trading or exchanges or is otherwise engaged in market timing activity, the Funds may, with or without prior notice to the investor, reject, limit, delay or impose conditions on further purchase or exchange orders from that investor, or the Funds may close that investor's account, and the Funds disclaim responsibility for any consequent losses that the investor may incur. The Funds' response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor's trading history in the Funds.

The Funds review trade and exchange orders for shares of the Funds periodically to detect market-timing activity. It is difficult to distinguish market-timing activity from trading that is not harmful, such as the technique of dollar cost averaging or periodic rebalancing of portfolios. Consequently, the Funds have not established a fixed number of trades or exchanges in a given time period as a basis for identifying a market timer.

Some investors trade in shares of the Funds through omnibus accounts of third parties (such as those of investment advisers and broker-dealers), and, if the Funds identify excessive trading in such an account, they may instruct the third party to restrict the investor responsible for the excessive trading from any further trading in the Funds. However, some omnibus accounts submit to the Funds a daily aggregate purchase order and aggregate redemption order reflecting the trade orders of multiple unidentified investors. Accordingly, the Funds cannot identify individual investors engaged in market timing through such omnibus accounts.

The Funds apply these policies and procedures to all investors they believe to be engaged in market timing. They do not have any arrangements to allow individual investors to trade frequently in shares of the Funds, although they permit third party omnibus accounts submitting the aggregated orders of multiple investors to trade on a daily basis in shares of the Funds.

Each Fund assesses investors who redeem or exchange shares (other than shares acquired through reinvestment of dividends or other distributions) held by the investors for 60 days or less a redemption/exchange fee of 2% of the NAV of the shares being redeemed or exchanged. The redemption/exchange fee is for the benefit of the remaining shareholders of the Fund and is intended to restrict market timing, encourage long-term investment, facilitate long-term portfolio management strategies and compensate the Fund for transaction and other expenses caused by early redemptions. In determining the holding period of shares being redeemed or exchanged, the shares held the longest by the investor will be deemed the first to be redeemed (the so-called first in, first out method). The redemption/exchange fee will not be assessed on redemptions or exchanges by (i) omnibus accounts of certain financial institutions or intermediaries that are unable for administrative reasons to apply the redemption/exchange fee to underlying shareholders, (ii) accounts in the event of shareholder death and (iii) certain other accounts in the absolute discretion of the Trust when a shareholder can demonstrate hardship. The Trust reserves the right to modify or eliminate these waivers at any time.

                              SHAREHOLDER SERVICES

The following special services are available to shareholders of the Funds. Please contact the Transfer Agent (nationwide call toll-free 800-227-7264) for additional information about the shareholder services described below.

AUTOMATIC INVESTMENT PLAN

Once an account has been opened, you can make additional monthly purchases of shares of a Fund through an automatic investment plan. You may authorize the automatic withdrawal of funds from your bank account by opening your account with a minimum of $1,000 and completing the appropriate section on the account application enclosed with this Prospectus. Subsequent monthly investments are subject to a minimum required amount of $100. There is no charge for this service and a shareholder may change or stop this service at any time by written notice to the Funds.

RETIREMENT PLANS

The Funds are available for investment by Traditional IRAs, Roth IRAs, SEP IRAs and Coverdell Education Savings Accounts. 401(k) and 403(b) plans and other qualified retirement plans may also invest in the Funds.

INTERACTIVE VOICE RESPONSE SYSTEM

You may obtain 24-hour access to account information and certain transaction history by calling 800-227-7264 within the United States. The Funds' Interactive Voice Response System provides each Fund's share price and price changes; account balances; and account history - for example, the last 5 transactions and current year and prior year dividend distribution. There is no charge for this service and a shareholder may change or stop this service at any time by written notice to the Funds.

                                 NET ASSET VALUE

On each day that the Funds are open for business, the share price, or NAV, of each Fund is calculated at the close of regular trading (usually 4:00 p.m. Easter Eastern Time) each day the determined as of, Eastern time. The Funds are open for business on each day the NYSE is open for business and on any other day when there is sufficient trading in a Fund's investments that its NAV might be materially affected. The Funds are generally not open for business on national holidays observed by the NYSE. The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, determined as set forth below, plus cash or other assets minus all liabilities, including estimated accrued expenses, by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of a Fund's shares is effected is based on the next calculation of NAV after the order is placed.

Portfolio securities are valued as follows: (1) securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being valued, (3) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities and other assets for which market quotations are not readily available are valued at their fair value.

Market quotations may not be readily available for securities that have low daily trading volume, for securities that have ceased to trade in the public markets due to factors such as a delisting from a public trading market or a cessation of trading at the instruction of the issuer of the security or the exchange or automated quotation system on which the securities are listed or quoted, and for securities of companies that are the subject of other significant events. In such circumstances the Funds must determine the fair value of the security in order to reflect as accurately as possible the NAV of our Funds. As a general principle, the fair value of a portfolio security is the price that a Fund might reasonably expect to receive for the security upon its current sale. Ascertaining fair value requires a determination of the amount that an arm's length buyer, under the circumstances, would then pay for the security. There is no single standard for determining fair value; rather, the determination of fair value is made depending upon the circumstances of each case. The Board of Trustees has established a Valuation Committee to implement and oversee procedures to make such fair value determinations.

                                  DISTRIBUTIONS

It is each Fund's intention to distribute its net investment income each December. Any net gains realized from the sale of portfolio securities are generally distributed at least once each year, except to the extent that such net gains are offset by losses that are carried forward from prior years. Such income, dividends and capital gain distributions, are reinvested automatically in additional shares at NAV, unless you elect to receive them in cash. Distribution options may be changed at any time by writing to the Funds prior to a dividend record date.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than 90 days may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex- date at the NAV determined at the close of business on that date.

For tax consequences associated with the reinvestment of distributions in additional shares, see the discussion under "Taxes."

                                      TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code. The following describes tax consequences to shareholders who are residents of the United States for tax purposes.

DISTRIBUTIONS. Distributions that are made out of the earnings and profits of a Fund are generally taxed at ordinary income rates. "Qualified dividend income" distributions to non-corporate shareholders are generally taxed at capital gains rates provided that certain holding periods are satisfied. "Qualified dividend income" generally is dividend income that a Fund receives from U.S. corporations and certain foreign corporations (including foreign corporations eligible for benefits under certain U.S. income tax treaties or foreign corporation the stock of which is readily tradable on an established U.S. securities market).

Distributions of capital gains are taxed as long-term capital gains, regardless of how long you have held your share shares in a Fund. A corporate shareholder may be entitled to a dividends-received deduction for a portion of certain dividends that it receives.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividend income, or capital gain dividends will generally be treated as a return of capital to the extent of the your tax basis in your shares. Any excess will be treated as gain from the sale of the shares even if you have not sold the shares.

Distributions by a Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund.

As a shareholder, you will receive an annual tax information statement describing the amount of distributions you have received in each federal tax category. Some dividends that are paid in January may be taxable as if they had been paid the previous December.

Distributions from a Fund will generally have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if it, in effect, represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

SALE, EXCHANGE, OR REDEMPTION OF SHARES. You will recognize gain or loss (which will generally be capital gain or loss) on the disposition of shares in a Fund in an amount equal to the difference between the proceeds from the disposition and your tax basis in the shares. However, the loss may be disallowed if you acquire other shares of the Fund within 30 days before or after the disposition.

BACKUP WITHHOLDING. Each shareholder is required to provide the Fund with his or her taxpayer identification number and certain certifications as to tax status. If a shareholder fails to provide this information, payments made to that shareholder may be subject to backup withholding at a rate of 28%.

THE TAX DISCUSSION SET FORTH IN THIS PROSPECTUS APPLIES ONLY TO THOSE SHAREHOLDERS WHO HOLD FUND SHARES AS CAPITAL ASSETS AND IS INCLUDED FOR GENERAL INFORMATION ONLY. YOU SHOULD CONSULT YOUR OWN TAX ADVISER CONCERNING TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Micro-Cap Growth Fund, the Mid Cap Growth Fund (formerly known as the All Cap Growth Fund) and the Small Cap Growth Fund. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request.

MICRO-CAP GROWTH FUND

 Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                        Year        Year        Year        Year       Year
                                       Ended       Ended       Ended       Ended       Ended
                                      March 31,   March 31,   March 31,   March 31,   March 31,
                                        2005       2004         2003       2002(A)     2001(A)
                                     ----------  ----------  ----------  ----------  -----------
Net asset value at beginning of
year...............................  $  34.15    $  19.72    $  24.94    $  18.87    $   20.36
                                     --------    --------    --------    --------    ---------
Income (loss) from investment
operations:
   Net investment loss.............     (0.39)      (0.39)      (0.19)      (0.32)       (0.10)
   Net realized and unrealized
 gains (losses) on investments.....     (0.24)      14.82       (5.03)       6.39        (0.05)
                                     --------    --------    --------    --------    ---------
Total from investment operations...     (0.63)      14.43       (5.22)       6.07        (0.15)
                                     --------    --------    --------    --------    ---------
Less distributions:
    Distributions from net realized
gains..............................     (4.13)          -           -           -        (1.34)
                                     --------    --------    --------    --------    ---------
    Paid-in capital from redemption
fees...............................         -(B)        -           -           -            -
                                     --------    --------    --------    --------    ---------

Net asset value at end of year.....  $  29.39    $  34.15    $  19.72    $  24.94    $   18.87
                                     ========    ========    ========    ========    =========
Total return.......................     (1.90%)     73.17%     (20.91%)     32.11%       (0.65%)
                                     ========    ========    ========    ========    =========
Net assets at end of year (000's)..  $547,503    $822,148    $403,896    $299,127    $ 167,055
                                     ========    ========    ========    ========    =========
Ratio of net expenses to
   average net assets .............      1.54%       1.46%       1.59%       1.80%        1.80%
Ratio of total expenses to
   average net assets(C)...........      1.54%       1.46%       1.59%       1.80%        1.80%
Ratio of net investment loss
   To average net assets...........     (1.14%)     (1.19%)     (1.16%)     (1.40%)      (1.05%)
Portfolio turnover rate............        28%         65%         54%        105%         159%

(A) Per share data has been restated to reflect the effect of a 2 for 1 share split which was declared on June 19, 2002 and paid on June 27, 2002 to shareholders of record on June 26, 2002.

(B)   Amount Rounds to less than $0.005.

(C) Represents the ratio of expenses to average net assets absent fee waivers and expense reimbursements by the Adviser.

SMALL CAP GROWTH FUND

   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
                                     Period

                                                 Year         Period
                                                Ended          Ended
                                               March 31,     March 31,
                                                 2005         2004(A)
                                              ----------   -------------
Net asset value at beginning of period......  $  14.03       $  10.00
                                              --------       --------
Income (loss) from investment operations:
   Net investment loss                           (0.27)         (0.10)
   Net realized and unrealized
 gains (losses) on investments..............     (1.36)          4.13
                                              --------       --------
Total from investment operations............     (1.63)          4.03
                                              --------       --------
Paid-in capital from redemption fees                 -(B)           -
                                              --------       --------

Net asset value at end of year..............  $  12.40       $  14.03
                                              ========       ========
Total return................................    (11.62%)        40.30%(C)
                                              ========       ========
Net assets at end of year (000's)...........  $ 44,619       $109,876
                                              ========       ========
Ratio of net expenses to
   average net assets.......................      1.75%          1.70%(D)
Ratio of total expenses to
   average net assets(E)....................      1.82%          1.80%(D)
Ratio of net investment loss
   to average net assets....................     (1.30%)        (1.56%)(D)
Portfolio turnover rate.....................       163%           138%(D)

----------------
(A) Represents the period from commencement of operations (May 12, 2003) through March 31, 2004.

(B)   Amount rounds to less than $0.005.

(C)   Not annualized.

(D)   Annualized

(E) Represents the ratio of expenses to average net assets absent fee waivers and expense reimbursements by the Adviser.

MID CAP GROWTH FUND

   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
                                     Period

From June 6, 2001 to June 21, 2004, the investment objective of the Mid Cap Growth Fund (then named the Bjurman, Barry All Cap Growth Fund) was to seek capital appreciation through investments in the common stocks of companies with market capitalizations generally in excess of $300 million at the time of investment. Performance returns during that time period were derived from investments relating to that objective. As of June 21, 2004, the investment objective of that Fund was changed to seek capital appreciation through investments in the common stocks of companies with total market capitalizations generally between $1 billion and $10 billion at the time of investment.

                                           Year Ended  Year Ended  Year Ended      Period
                                            March 31,   March 31,    March 31,    March 31,
                                              2005        2004        2003         2002(A)
                                           ----------  ----------  -----------  ------------
Net asset value at beginning of year.....  $  9.79     $  7.02     $   9.89       $ 10.00
                                           -------     -------     --------       -------
Income (loss) from investment operations:
   Net investment loss                       (0.19)      (0.18)       (0.17)        (0.13)
   Net realized and unrealized
      gains (losses) on investments......     1.00        2.95        (2.70)         0.02
                                           -------     -------     --------       -------
Total from investment operations.........     0.81        2.77        (2.87)        (0.11)
                                           -------     -------     --------       -------
Paid-in Capital from redemption fees.....        -(B)        -            -             -
                                           -------     -------     --------       -------

Net asset value at end of year...........  $ 10.60     $  9.79     $   7.02       $  9.89
                                           =======     =======     ========       =======
Total return(C)..........................     8.27%      39.46%      (29.02%)       (1.10%)(D)
                                           =======     =======     ========       =======
Net assets at end of year (000's)........  $ 7,218     $10,346     $  7,932       $14,451
                                           =======     =======     ========       =======
Ratio of net expenses to
   average net assets....................     1.80%       1.95%        2.00%         2.00%(E)
Ratio of total expenses to
   average net assets(F).................     3.37%       3.02%        3.06%         3.00%(E)
Ratio of net investment loss
   to average net assets.................    (1.23%)     (1.70%)      (1.88%)       (1.79%)(E)
Portfolio turnover rate..................      107%        196%         183%          197%(E)

-----------------
(A) Represents the period from the commencement of operations (June 6, 2001) through March 31, 2002.

(B)   Amount rounds to less than $0.005.

(C) For the period from June 6, 2001 to June 21, 2004, the investment objective of the Bjurman, Barry Mid Cap Growth Fund was to seek capital appreciation through investments in the common stocks of companies with market capitalizations generally in excess of $300 million at the time of investment. Performance returns during that time period were derived from investments relating to that objective. As of June 21, 2004, the investment objective of that Fund was changed to seek capital appreciation through investments in the common stocks of companies with total market capitalizations generally between $1 billion and $10 billion at the time of investment.

(D)   Not annualized.

(E)   Annualized.

(F) Represents the ratio of expenses to average net assets absent fee waivers and expense reimbursements by the Adviser.

INVESTMENT ADVISER
   Bjurman, Barry & Associates
   10100 Santa Monica Boulevard, Suite 1200
   Los Angeles, California 90067-4103
   (310) 553-6577

SHAREHOLDER SERVICES
   BISYS Fund Services Ohio, Inc.
   3435 Stelzer Road
   Columbus, Ohio 43219
   (800) 227-7264

CUSTODIAN
   Brown Brothers Harriman & Co.
   40 Water Street
   Boston, MA 02109-3661

LEGAL COUNSEL
   Gibson, Dunn & Crutcher LLP
   333 South Grand Avenue
   Los Angeles, California 90071-3197

AUDITORS
   Deloitte & Touche LLP
   350 South Grand Avenue, Suite 200
   Los Angeles, California 90071-3462

   For Additional Information about The Bjurman, Barry Funds call:

   (800) 227-7264

   or visit The Bjurman, Barry Funds' Web Site on the Internet at:

   www.bjurmanbarry.com

   Additional information about the Funds, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities, is included in the Funds' SAI, which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance.

   To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call 1-800-227-7264. The Funds' SAI, annual and semiannual reports are also available, free of charge, through the Funds' Web Site at www.bjurmanbarry.com.

   Information about the Funds - including the SAI - can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Web Site at http://www.sec.gov. Copies of information on the Commission's Web Site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

   Investment Company Act File No. 811-7921

                            THE BJURMAN, BARRY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                      BJURMAN, BARRY MICRO-CAP GROWTH FUND
                      BJURMAN, BARRY SMALL CAP GROWTH FUND
                       BJURMAN, BARRY MID CAP GROWTH FUND

                                 AUGUST 1, 2005

This Statement of Additional Information dated August 1, 2005, referred to herein as the "SAI," is not a prospectus but should be read in conjunction with the Prospectus of The Bjurman, Barry Funds dated August 1, 2005. The Prospectus may be amended or supplemented from time to time. No investment in shares of any of the Funds should be made without first reading the Prospectus. This Statement of Additional Information is intended to provide additional information regarding the activities and operations of the Funds. A copy of the Prospectus may be obtained without charge from BISYS Fund Services Limited Partnership, referred to in this SAI as the "Distributor," or Bjurman, Barry & Associates, referred to in this SAI as the "Adviser," at the addresses and telephone numbers below or at www.BjurmanBarry.com.

Distributor:                              Adviser:
BISYS Fund Services Limited Partnership   Bjurman, Barry & Associates
3435 Stelzer Road                         10100 Santa Monica Boulevard, Suite 1200
Columbus, Ohio 43219                      Los Angeles, CA 90067-4103
(800) 227-7264                            (310) 553-6577

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUS IN CONNECTION
WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION
  OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE BJURMAN, BARRY FUNDS OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE BJURMAN, BARRY FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION
                IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
THE TRUST.........................................................................................................     1

INVESTMENT POLICIES AND TECHNIQUES................................................................................     2
   Bankers' Acceptances...........................................................................................     2
   Certificates of Deposit........................................................................................     2
   Equity Securities..............................................................................................     2
   Foreign Securities.............................................................................................     3
   Time Deposits..................................................................................................     4
   Borrowing......................................................................................................     4
   Loans of Portfolio Securities..................................................................................     4
   Illiquid Securities............................................................................................     4
   Repurchase Agreements..........................................................................................     5
   Futures........................................................................................................     5
   Other Investments..............................................................................................     5

INVESTMENT RESTRICTIONS...........................................................................................     5

INVESTMENT ADVISORY AND OTHER SERVICES............................................................................     7
   Investment Adviser.............................................................................................     7
   Investment Advisory Agreement..................................................................................     7
   Portfolio Managers.............................................................................................     8
   Portfolio Managers' Ownership of Trust Shares..................................................................    10
   Administrator, Transfer Agent and Fund Accountant..............................................................    10
   Distributor....................................................................................................    11
   Custodian......................................................................................................    12

TRUSTEES AND OFFICERS.............................................................................................    13
   Trustees' Ownership of Trust Shares............................................................................    18

PRINCIPAL SHAREHOLDERS............................................................................................    19

NET ASSET VALUE...................................................................................................    22

TAXES.............................................................................................................    22

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS..................................................................    26

PERFORMANCE INFORMATION...........................................................................................    28

OTHER INFORMATION.................................................................................................    32
   Purchase and Redemption Orders.................................................................................    32
   Limitations on Trustees' Liability.............................................................................    32
   Independent Registered Public Accounting Firm..................................................................    32
   Legal Counsel..................................................................................................    32
   Reports to Shareholders........................................................................................    32

FINANCIAL STATEMENTS..............................................................................................    32

                                    THE TRUST

The Bjurman, Barry Funds, referred to in this SAI as the "Trust," is a diversified open-end management investment company organized as a business trust under the laws of the State of Delaware pursuant to a Trust Instrument dated September 26, 1996, as amended February 11, 1997. The Trust is organized as an open-end, management company which currently offers three series of shares called the Bjurman, Barry Mid Cap Growth Fund, (whose former name, the Bjurman, Barry All Cap Growth Fund, was changed in June 2004), the Bjurman, Barry Micro-Cap Growth Fund (which is closed to new investors) and the Bjurman, Barry Small Cap Growth Fund, each referred to in this SAI individually as a "Fund" and collectively as the "Funds."

Each Fund has its own investment objective and policies. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of each Fund are nonfundamental policies that may be changed by the Board of Trustees without shareholder approval.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to a Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without the shareholder's express consent.

Shares of the Funds have equal voting rights and liquidation rights, and are voted in the aggregate and not by series except in matters where a separate vote is required by the Investment Company Act of 1940, as amended, referred to in this SAI as the "1940 Act," or when the matter affects only the interest of a particular series. The Trust may add additional classes of shares without shareholder approval. All accounts will be maintained in book entry form and no share certificates will be issued. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees will promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

                       INVESTMENT POLICIES AND TECHNIQUES

For a description of each Fund's principal investment strategies and risks, the types of investments each Fund may acquire and certain investment techniques it may employ, see "Investment Objectives," "Investment Policies and Strategies" and "Investment Selection Process" in the Funds' Prospectus.

The following supplements the information contained in the Funds' Prospectus regarding the permitted investments and risk factors and the investment objective and policies of the Funds.

BANKERS' ACCEPTANCES

Each Fund may purchase banker's acceptances, which are negotiable bills of exchange or time drafts drawn on and accepted by a commercial bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and to furnish dollar exchanges. Bankers' acceptances generally mature within six months.

CERTIFICATES OF DEPOSIT

Each Fund may invest in certificates of deposit, which are negotiable interest-bearing instruments with a specific maturity date. Certificates of deposit are issued by U.S. commercial banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

EQUITY SECURITIES

Equity securities in which the Funds may invest include common stocks, preferred stocks, warrants for the purchase of common stock, debt securities convertible into or exchangeable for common or preferred stock and sponsored or unsponsored American Depository Receipts, referred to in this SAI as "ADRs."

      A WARRANT is a security that gives the holder the right, but not the obligation, to subscribe for newly created securities of the issuer or a related company at a fixed price either at a certain date or during a set period.

      COMMON STOCK is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without a preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote, and frequently, an exclusive right to do so. Holders of common stock also have the right to participate in the remaining assets of the corporation after all other claims, including those of debt securities and preferred stock, are paid.

      Generally, PREFERRED STOCK receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the issuer of the stock is liquidated. Unlike common stock, preferred stock does not usually have voting rights; preferred stock, in some instances, is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors.

      Dividends on preferred stock typically are cumulative, causing dividends to accrue even if not declared by the board of directors. There is, however, no assurance that dividends will be declared by the board of directors of issuers of the preferred stocks in which a Fund invests.

The equity securities in which the Funds invest may include those issued in initial public offerings, or IPOs. While, prior to 2005, most IPO securities were allocated to the Bjurman, Barry Mid Cap Growth Fund, IPO securities will now only be allocated to a Fund if the issuer of the securities meets the investment objective of that Fund. If IPO securities qualify for more than one Fund, they will generally be allocated among those Funds based on each Fund's cash available for investment (net of funds earmarked for other imminent investments).

FOREIGN SECURITIES

Each Fund may invest in securities of foreign issuers through sponsored and unsponsored ADRs. ADRs are dollar-denominated securities which are listed and traded in the United States, but which represent the right to receive securities of foreign issuers deposited in a domestic or correspondent bank. ADRs are receipts that evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs is not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.

Investments in foreign securities involve special risks, costs and opportunities which are in addition to those inherent in domestic investments. Political, economic or social instability of the issuer or the country of issue, the possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments, and the possibility of adverse changes in investment or exchange control regulations are among the inherent risks. Securities of some foreign companies are less liquid, more volatile and more difficult to value than securities of comparable U.S. companies. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Currency fluctuations may affect the net asset value, referred to in this SAI as the "NAV," of a Fund by affecting the performance of the ADRs' underlying investments in foreign issuers. Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, such taxes may reduce the net return to shareholders. Because of these and other factors, the value of ADRs acquired by a Fund may be subject to greater fluctuation than the value of securities of domestic companies.

TIME DEPOSITS

Each Fund may invest in time deposits, which are non-negotiable receipts issued by banks in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits in excess of seven days with a withdrawal penalty are considered to be illiquid securities. Each Fund will not invest more than 15% of its net assets in illiquid securities, including time deposits.

BORROWING

Each Fund may borrow as a temporary measure for extraordinary purposes or to facilitate redemptions. Each Fund intends to limit such borrowings to no more than 5% of its net assets.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to broker-dealers and financial institutions provided that (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities and (4) the aggregate market value of securities loaned by the Fund will not at any time exceed 33% of the total assets of the Fund. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, the Funds will only enter into portfolio loans after a review by the Adviser, under the supervision of the Board of Trustees, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.

ILLIQUID SECURITIES

The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Adviser pursuant to guidelines reviewed by the Board of Trustees. The Funds' policy is to limit each Fund's investment in illiquid securities to a maximum of 15% of its net assets at the time of purchase. The Securities and Exchange Commission, referred to in this SAI as the "SEC," has adopted Rule 144A under the Securities Act of 1933, as amended the Securities Act, which permits a Fund to sell restricted securities to qualified institutional buyers without limitation. Each Fund may invest in securities that are exempt from the registration requirements of the Securities Act pursuant to SEC Rule 144A. Those securities purchased pursuant to Rule 144A are traded among qualified institutional buyers, and are subject to a Fund's limitation on illiquid investment. The Adviser, pursuant to procedures adopted by the Board of Trustees, will make a determination as to the liquidity of each restricted security purchased by a Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities." The Adviser will monitor the liquidity of securities held by the Funds, and report periodically on such determinations to the Board of Trustees.

Investing in securities under Rule 144A could have the effect of increasing the level of each Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each Fund will limit its investments in illiquid securities including securities of issuers which the Funds are restricted from selling to the public without registration under the Securities Act to no more than 15% of its net assets (excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Adviser).

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller, secured by the securities transferred to that Fund. In accordance with requirements under the 1940 Act, repurchase agreements will be fully collateralized by securities in which a Fund may directly invest. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased has decreased, a Fund could experience a loss. No more than 15% of each Fund's net assets will be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days. The financial institutions with which the Funds may enter into repurchase agreements are banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers and banks, if the Adviser deems such banks and non-bank dealers creditworthy. The Adviser will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price. The Funds will only enter into a repurchase agreement where the market value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement.

FUTURES

Each Fund may buy and sell futures contracts to manage its exposure to changes in securities prices, as an efficient means of adjusting its overall exposure to certain markets, in an effort to enhance income, and to protect the value of portfolio securities. The Funds will not use futures contracts to leverage their assets. Futures contracts deposits may not exceed 5% of each Fund's assets (determined at the time of the transaction) and each Fund's total investment in futures contracts may not exceed 20% of each Fund's total assets.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board of Trustees may, in the future, authorize the Funds to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the applicable Fund's investment objectives, and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

                             INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental restrictions and may not be changed without the approval of a majority of the outstanding voting shares, as defined in the 1940 Act, of the Funds. Unless otherwise indicated, all percentage limitations listed below apply at the time of the transaction only. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's total assets will not be considered a violation.

The Adviser will use "FactSet" computer software to categorize the industries in which the Funds invest ("FactSet Codes"). The FactSet Codes that are assigned may or may not correspond to the Standard Industry Codes ("SIC Codes"); however, the Adviser feels that the differences are not substantial enough to affect the percentage of asset restrictions. In most cases the SIC Codes will match the FactSet Codes. Except as set forth in the Prospectus, the Funds may not:

   1. Purchase securities of any one issuer if, as a result of the purchase, more than 5% of a Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 15% of a Fund's total assets may be invested without regard to this limitation, and except that this limit does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies;

   2. Purchase any security if, as a result of the purchase, 15% or more of a Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

   3. Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of one-third of a Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that a Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes. A Fund will not purchase securities when borrowings exceed 5% of its total assets;

   4. Pledge, hypothecate, mortgage or otherwise encumber their assets, except in an amount up to one-third of the value of a Fund's net assets but only to secure borrowing for temporary or emergency purposes, such as to effect redemptions;

   5. Make loans, except through loans of securities or through repurchase agreements, provided that, for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interest therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

   6. Engage in the business of underwriting the securities of others, except to the extent that a Fund might be considered an underwriter under the Federal securities laws in connection with its disposition of securities; or

   7. Purchase or sell real estate, except that investments in securities of issuers that invest in real estate or other instruments supported by interests in real estate are not subject to this limitation, and except that a Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

The following investment limitations are not fundamental and may be changed without shareholder approval. The Funds do not currently intend to:

      1. Engage in uncovered short sales of securities or maintain a short position;

      2. Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

      3. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder;

      4. Invest in companies for the purpose of exercising control or management;

      5. Invest in oil, gas or mineral exploration or development programs or leases, except that direct investment in securities of issuers that invest in such programs or leases and investments in asset-backed securities supported by receivables generated by such programs or leases are not subject to this prohibition;

      6. Invest in commodities or commodity contracts, except that the Funds may invest in futures contracts; and

      7. Invest more than 5% of their net assets in warrants, including within that amount no more than 2% in warrants which are not listed on the New York or American Stock Exchanges, except warrants acquired as a result of its holdings of common stocks.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Bjurman, Barry & Associates serves as the Funds' investment adviser and is an investment adviser registered as such under the Investment Advisers Act of 1940, as amended. The Adviser was founded in 1970. G. Andrew Bjurman and O. Thomas Barry, III own 66 2/3% and 33 1/3%, respectively, of the voting control of the Adviser and as a result may be deemed to be "control persons" of the Adviser.

INVESTMENT ADVISORY AGREEMENT

The Trust, on behalf of each Fund, and the Adviser has entered into an investment advisory agreement, referred to in this SAI as the "Investment Advisory Agreement." The Investment Advisory Agreement provides that the Adviser shall furnish advice to the Funds with respect to their investments and shall determine what securities shall be purchased or sold by each Fund.

The Investment Advisory Agreement provides that the Adviser shall not be protected against any liability to the Funds or their shareholders by reason of the Adviser's willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Investment Advisory Agreement, after the first two years for each Fund, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the applicable Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons," as that term is defined in the 1940 Act, of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board of Trustees, or by a majority vote of the outstanding shares of the applicable Fund on 60 days' written notice to the Adviser.

For providing investment advisory services, each Fund pays the Adviser a monthly fee of one twelfth of 1.00% of the Fund's average daily net assets. The Adviser has historically waived, and currently intends to continue to waive, its fees and reimburse Fund expenses to the extent necessary to maintain the total operating expenses, inclusive of distribution expenses, of each Fund at or below 1.80% of each Fund's average daily net assets. Any fees withheld or voluntarily reduced and any Fund expense absorbed by the Adviser voluntarily or pursuant to an agreed upon expense cap which are a Fund's obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years, if the aggregate amount paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expenses payments made in the previous three fiscal years, except that it is permitted to look back up to five years and four years, respectively, during the initial six years and seventh year of a Fund's operations. Any potential management fee reimbursement will be disclosed in the footnotes to the Funds' financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, and such reimbursement is requested by the Adviser and approved by the Board of Trustees, the amount of reimbursement that a Fund is able to effect will be accrued as an expense of that Fund for that current period.

For the fiscal years ended March 31, 2003, 2004 and 2005, the Micro-Cap Growth Fund accrued advisory fees of $3,347,312, $7,819,709 and $6,441,979, respectively. For the period ended March 31, 2005, the Mid Cap Growth Fund (formerly the All Cap Growth Fund) accrued $102,706 in advisory fees; however, in order to reduce the Mid Cap Growth Fund's operating expenses, the Adviser waived $99,068 in advisory fees and reimbursed the Fund $62,653 of expenses. For the fiscal year ended March 31, 2004, the Mid Cap Growth Fund accrued advisory fees of $110,421 and the Adviser waived its entire fee and reimbursed the Fund $6,893 of expenses. For the period ended March 31, 2003, the Mid Cap Growth Fund accrued advisory fees of $103,781 and the Adviser waived its entire fee and reimbursed the Mid Cap Growth Fund $5,659 of expenses. For the fiscal years ended March 31, 2004 and 2005, the Small Cap Growth Fund accrued $490,705 and $741,656, respectively, in investment advisory fees, of which $49,822 and $49,916, respectively, were waived by the Adviser.

PORTFOLIO MANAGERS

The Adviser provides discretionary portfolio management services for advisory clients who wish to invest in equity securities, fixed income securities, or a combination thereof. To this end, the Adviser services its clients through two divisions: the Adviser Institutional, Mutual Fund and Dual Contract Division and the Adviser Traditional Wrap Division. All of the Adviser's strategic investment decisions are made by the Investment Policy Committee.

The Investment Policy Committee consists of:

                           G. Andrew Bjurman, CFA, CIC
                           O. Thomas Barry III, CFA, CIC
                           Stephen W. Shipman, CFA
                           Patrick T. Bradford
                           Roberto P. Wu, CFA

Investment decisions are made on a team basis, with O. Thomas Barry, III, CFA, CIC, as the lead manager. New accounts are assigned for implementation and monitoring to the manager that acquired the account. The attached chart reflects the accounts managed by the Adviser (other than the Funds) as of June 30, 2005.

             REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                   COMPANIES                VEHICLES               OTHER ACCOUNTS
            -----------------------  -----------------------  -----------------------
                          TOTAL                    TOTAL                    TOTAL
            NUMBER OF     ASSETS     NUMBER OF     ASSETS     NUMBER OF     ASSETS
   NAME      ACCOUNTS  ($ MILLIONS)   ACCOUNTS  ($ MILLIONS)   ACCOUNTS  ($ MILLIONS)
----------  ---------  ------------  ---------  ------------  ---------  ------------
O. Thomas       4        $254.26                                 18        $203.45
Barry III

G. Andrew                                                        15        $112.82
Bjurman

Stephen W.                                                       39        $ 44.99
Shipman(1)

Patrick T.
Bradford

Roberto P.                                                        4        $  7.30
Wu

(1) STEPHEN W. SHIPMAN is responsible for the implementation and monitoring of the Small Cap Absolute Return Strategy (SCAR) accounts. The Small Cap Absolute Return Strategy includes a performance fee component in addition to the annual management fee. As of June 30, 2005 there were nine accounts in the SCAR strategy with assets totaling $5.08 million.

CONFLICTS OF INTEREST. The Adviser is a sub-adviser and adviser to other accounts whose investment focus may be similar to those of the Funds. The Adviser currently has the capacity to manage the Funds and these other accounts, and believes that the performance of the Funds should not be adversely affected by its multiple responsibilities. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of portfolio manager time and attention and investment opportunities, and the aggregation and allocation of trades. The Adviser endeavors at all times to manage all accounts in a fair and equitable manner by maintaining policies and procedures relating to allocation and brokerage practices. The Adviser seeks to manage mutual funds, separate accounts, wrap accounts and sub-advised accounts so as not to exceed its ability to actively and proficiently manage all accounts.

COMPENSATION. The Adviser compensates its investment professionals with salaries, year-end profit sharing, bonuses, account retention commissions, and performance bonuses based upon account performance. Salaries are competitive with industry standards and are generally set annually. Bonuses are discretionary and are based on a number of subjective factors such as term of employment, level of demonstrated effort and attitude. Account retention commissions paid to an account manager are a specific percentage of the account fees paid to the Adviser with respect to accounts managed by that manager. Performance bonuses paid to an account manager are a percentage of the account fees paid to the Adviser with respect to accounts managed by that manager when that account's pre-tax annual returns are in the top quartile of the returns achieved by other managers in the advisory industry having the same investment objective.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the range of values of shares of each of the Funds that are "beneficially owned" by each member of the Adviser's Investment Policy Committee as of the end of the most recently completed fiscal year. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

PORTFOLIO MANAGERS' OWNERSHIP OF TRUST SHARES (AS OF MARCH 31, 2005)

                     Micro-Cap Growth   Small Cap Growth   Mid Cap Growth
O. Thomas Barry III  $100,001-$500,000  $100,001-$500,000  $100,001-$500,000

G. Andrew Bjurman    $100,001-$500,000  $50,001-$100,000   $100,001-$500,000

Stephen S. Shipman   None               None               None

Roberto P. Wu        $1-$10,000         $1-$10,000         None

Patrick T. Bradford  None               None               $1-$10,000

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

In June 2005, the Trust retained BISYS Fund Services Ohio, Inc., referred to in this SAI as "BISYS," as the Funds' Transfer Agent, Administrator and Fund Accountant. Pursuant to a Master Services Agreement, BISYS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. BISYS receives from each Fund for its services as transfer agent a fee based on the number of shareholder accounts, subject to a monthly minimum.

Pursuant to Master Services Agreement, BISYS also provides accounting and pricing services to the Funds. For calculating each Fund's daily NAV per share and maintaining such books and records as are necessary to enable BISYS to perform its duties, each Fund pays BISYS a fee based on its average daily net assets.

In addition, BISYS is retained to provide administrative services to the Funds pursuant to the Master Services Agreement. In this capacity, BISYS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. BISYS supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, each Fund pays BISYS a fee based on its average daily net assets.

BISYS replaced Integrated Fund Services, Inc., referred to in this SAI as "Integrated," which previously served as the Funds' Transfer Agent, Administrator and Fund Accountant. For the fiscal years ended March 31, 2003, 2004 and 2005, Integrated received $590,387, $1,242,292 and $1,094,913, respectively, as compensation for these services performed for the Funds.

DISTRIBUTOR

BISYS Fund Services Limited Partnership, referred to in this SAI as the "Distributor," is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. The Distributor's main address is 100 Summer Street, Suite 1500, Boston, Massachusetts 02110. BISYS' Office of Supervisory Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219. The Distributor is an indirect wholly-owned subsidiary of The BISYS Group, Inc. and serves as principal underwriter for the Funds pursuant to an Underwriting Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obliged to sell any particular amount of shares. David D. Barr, Alaina V. Metz and Aaron Masek are officers of the Trust and are affiliated with the Distributor.

The Underwriting Agreement continues in effect for an initial two year term and will continue from year to year only if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not interested persons of the Trust, the Adviser or the Distributor, referred to in this SAI as the "Independent Trustees," by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Trust. The Underwriting Agreement will automatically terminate in the event of its assignment.

Prior to the appointment of BISYS Fund Services Limited Partnership as the Funds' Distributor, IFS Fund Distributors, Inc. served as the Funds' principal distributor. For the fiscal years ended March 31, 2003, 2004 and 2005, IFS Fund Distributors, Inc. received $862,790, $2,105,203 and $1,821,584, respectively, as compensation for services performed as distributor to the Funds.

Shares of the Funds are subject to a distribution plan, referred to in this SAI as the "Distribution Plan," pursuant to Rule 12b-1 under the 1940 Act. As provided in the Distribution Plan, each Fund will pay an annual fee of 0.25% of its average daily net assets to reimburse expenses incurred in distributing and promoting sales of the Funds, such as expenses associated with maintaining personnel who distribute shares or render shareholder support services, expenses associated with implementing promotional activities, printing and mailing Prospectuses and sales literature to prospective shareholders, as well as costs associated with the routine maintenance of the Funds' shareholder accounts and expenses associated with obtaining information, analysis and reports needed for marketing and advertising promotions. Subject to the overall limit of 0.25% of each Fund's average daily net assets, each broker-dealer with customers invested in a Fund may receive more or less than 0.25% per annum of the value of its customers' investments in the Fund. None of such funds are used to compensate the Distributor. The Funds benefit in terms of both a more effective marketing effort and the assistance in maintaining Fund shareholders' accounts. The Distributor or the Fund may make payments under the Distribution Plan to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors and broker-dealers who assist in the distribution of shares of the Funds or provide services to the Funds' shareholders pursuant to service agreements with the Funds. All amounts expended under the Distribution Plan in the fiscal year ended March 31, 2005 were paid to broker-dealers as compensation for their services to client accounts and for their assistance in the distribution of the Funds' shares. The Funds intend to operate the Distribution Plan in accordance with its terms and the Conduct Rules of the National Association of Securities Dealers, Inc. concerning sales charges.

The Distribution Plan will continue in effect from year to year, provided that its continuance is approved at least annually by a vote of the Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan, cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Plan may be terminated at any time, without penalty, by vote of the Independent Trustees or by vote of the holders of a majority of the outstanding shares of a Fund on not more than 60 days' written notice and shall terminate automatically in the event of its assignment. The Distribution Plan may not be amended to increase materially the amounts to be spent for the services described herein without approval by the shareholders of the Funds, and all material amendments are required to be approved by the Board of Trustees. Pursuant to the Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the Funds. The report will include an itemization of the distribution expenses and the purpose of such expenditures. For the fiscal year ended March 31, 2005, the Micro-Cap Growth Fund incurred $1,610,493 of distribution-related expenses, the Mid Cap Growth Fund incurred $25,677 of distribution-related expenses and the Small Cap Growth Fund incurred $185,414 of distribution-related expenses pursuant to the Distribution Plan. No interested person of the Funds or interested Trustee had a direct or indirect financial interest in the operation of the Distribution Plan.

CUSTODIAN

In May 2005, the Trust entered into a Custodian Agreement with Brown Brothers Harriman & Co., referred to in this SAI as "BB&H," 40 Water Street, Boston, Massachusetts 02109, appointing BB&H as the Funds' custodian. In such capacity, BB&H maintains Fund investments delivered to it for safekeeping. Pursuant to the Custodian Agreement, BB&H receives a variable fee based upon the amount of investments it maintains for each Fund with a set minimum annual account fee as well as the reimbursement of all reasonable out-of-pocket expenses incurred by BB&H. Prior to the appointment of BB&H, U.S. Bank N.A. served as the Funds' custodian. For the fiscal years ended March 31, 2003, 2004 and 2005, U.S. Bank received $69,461, $175,764 and $193,292, respectively, as compensation for services it provided the Funds pursuant to a custodian agreement.

                              TRUSTEES AND OFFICERS

The Trust has a Board of Trustees that establishes the Funds' policies and supervises and reviews the management of the Funds. The day-to-day operations of the Funds are administered by the officers of the Trust and by the Adviser. The Trustees review, among other things, the various services provided by the Adviser to ensure that the Funds' general investment policies and programs are followed and that administrative services are provided to the Funds in a satisfactory manner. The Trustees held 14 meetings during the fiscal year ended March 31, 2005.

The Board of Trustees has a standing Audit Committee. The Audit Committee's function is to represent and assist the Board of Trustees in discharging its oversight responsibility relating to: the accounting, reporting, and financial practices of the Trust and its subsidiaries, including the integrity of the Trust's financial statements; the surveillance of administration and financial controls and the Trust's compliance with legal and regulatory requirements; the outside auditor's qualifications and independence; and the performance of the Trust's internal audit function and the Trust's outside auditor. The Audit Committee held 4 meetings during the fiscal year ended March 31, 2005.

The Board also has a standing Valuation Committee. The Valuation Committee has responsibility for implementing and carrying out procedures to determine the fair value of the Funds' portfolio securities for which market quotations are not readily available or when otherwise appropriate under emergency or unusual situations. The Valuation Committee did not hold any meetings during the fiscal year ended March 31, 2005.

The Trustees and executive officers of the Funds and their principal occupations for the last five years are set forth below. Each Trustee who is an "interested person," as that term is defined in the 1940 Act, of the Trust is indicated by footnote.

G. Andrew Bjurman and O. Thomas Barry III share the office of the presidency of the Trust. They are jointly vested with full executive authority under the Trust's Bylaws.

                                                                                 Number of
                                     Current                                    Portfolios         Other
                                Position(s) with                                  in Fund       Directorships
                                 Trust, Term of               Principal           Complex     Held by Director
                                Office and Length       Occupation(s) During    Overseen by      Outside the
       Name/Address/Age          of Time Served              Last 5 yrs           Trustee          Complex
------------------------------  -------------------  -------------------------  -----------  -------------------
INTERESTED TRUSTEES(1):

G. Andrew Bjurman               Co-President;        President, Chief                3              N/A
Bjurman, Barry & Associates     Trustee              Executive Officer,
10100 Santa Monica Boulevard    (1997-Present)       Bjurman, Barry &
Suite 1200                                           Associates
Los Angeles, CA 90067                                (1978-Present)
Age: 56

O. Thomas Barry II              Co-President;        Senior Executive Vice           3              N/A
Bjurman, Barry & Associates,    Trustee              President, Chief
10100 Santa Monica Boulevard    (1997-Present);      Investment Officer,
Suite 1200                      Valuation            Bjurman, Barry &
Los Angeles, CA 90067           Committee Member     Associates
Age: 60                         (March 2002 -        (1985-Present)
                                Present)

INDEPENDENT TRUSTEES:

Dann V. Angeloff                Trustee; Audit       President, The                  3       Director of
10100 Santa Monica Boulevard    Committee Member     Angeloff Company                        Nicholas/
Suite 1200                      (April               (1976-Present)                          Applegate Fund,
Los Angeles, CA 90067           2004-Present)                                                Inc.; Director of
Age: 69                                                                                      Public Storage,
                                                                                             Inc.; Director of
                                                                                             Ready Pac Foods;
                                                                                             Director of
                                                                                             Retirement
                                                                                             Capital Group,
                                                                                             Inc.; Director of
                                                                                             SoftBrands,
                                                                                             Inc.; and
                                                                                             Provisional
                                                                                             Director of
                                                                                             SunCal Companies

Michael D. LeRoy                Trustee; Chairman    President, Crown                3       Director of Brown
10100 Santa Monica Boulevard    of Audit Committee   Capital Advisors LLC                    International
Suite 1200                      (elected February    (1999-Present)                          Corporation
Los Angeles, CA 90067           2005)
Age: 57

Joseph E. Maiolo                Trustee; Audit       Principal, INCO                 3              N/A
10100 Santa Monica Boulevard    Committee Member     Commercial Brokerage
Suite 1200                      (March               (1995-Present)
Los Angeles, CA 90067           1997-Present);
Age: 67                         Valuation
                                Committee Member
                                (August 2003-
                                Present)

William L. Wallace(2)           Trustee;  Audit      Vice President,                 3              N/A
10100 Santa Monica Boulevard    Committee            Wallace Properties
Suite 1200                      Member(July          (1990-Present)
Los Angeles, CA 90067           2004-Present);
Age: 57                         Valuation
                                Committee Member
                                March 2002-Present)

OFFICERS OF THE TRUST:

M. David Cottrell               Treasurer            President, Cottrell &          N/A             N/A
Bjurman, Barry & Associates     (2003-Present)       Associates
10100 Santa Monica Boulevard                         (2001-Present); Vice
Suite 1200                                           President & Controller,
Los Angeles, CA 90067                                Ascent Media Corp.
Age: 48                                              (2000-2001); Vice
                                                     President Administration,
                                                     The Todd-AO Corporation
                                                     (1997-2000)

Kathy Pommet                    Chief Compliance     Chief Compliance               N/A             N/A
Bjurman, Barry & Associates     Officer              Officer,  Bjurman, Barry
10100 Santa Monica Boulevard    (2004-Present)       & Associates
Suite 1200                                           (2001-Present) Operations
Los Angeles, CA 90067                                Manager, Kayne Anderson
Age: 39                                              Investment Management
                                                     (1993-2001)
David D. Barr
BISYS Fund Services Ohio, Inc.  Secretary            Assistant Counsel BISYS        N/A             N/A
3435 Stelzer Road               (2005-Present)       Fund Services Inc.,
Columbus, Ohio 43219                                 (March 2005-Present);
Age: 30                                              Officer, State Street
                                                     Corporation (November
                                                     2002-May 2004);
                                                     Associate, Law Offices of
                                                     Glenn E. Dawson (April
                                                     2002-August 2002); Law
                                                     student, Case Western
                                                     Reserve School of Law
                                                     (1998-2001)

Alaina V. Metz                  Assistant Secretary  Vice President of              N/A             N/A
BISYS Fund Services Ohio, Inc.  (2005-Present)       Registration Services
3435 Stelzer Road                                    BISYS Fund Services, Inc.
Columbus, Ohio 43219                                 (January 2002-Present);
Age: 38                                              Chief Administrative
                                                     Officer, BISYS Fund
                                                     Services (June
                                                     1995-December 2001)

Aaron Masek                     Assistant Treasurer  Director, Fund                 N/A             N/A
BISYS Fund Services Ohio, Inc.  (2005-Present)       Administration &
3435 Stelzer Road                                    Oversight Services, BISYS
Columbus, Ohio 43219                                 Fund Services, Inc.
Age: 31                                              (1996-Present)

(1) "Interested Persons," as defined by the 1940 Act, of the Trust because of their affiliation with Bjurman, Barry & Associates, the Trust's investment adviser.

(2) During 2004, Mr. Wallace's real estate brokerage firm, Wallace Properties, represented Mr. Bjurman in the purchase of a home. Wallace Properties earned a real estate broker's commission in connection with this representation, which commission was based on the typical rate charged for transactions of this type in the market. Messrs. Bjurman and Wallace disclosed this transaction to the Trustees, and the other Independent Trustees separately evaluated Mr. Wallace's independence. The other Independent Trustees concluded that Mr. Wallace's independence was not compromised in light of an evaluation of his relationship with Mr. Bjurman and the other officers of the Adviser, the amount of the commission earned relative to Wallace Properties' total revenues, and the facts that the commission was earned for services rendered at competitive market rates and that this was an isolated transaction. Mr. Wallace also undertook to refrain from representing the Adviser, or anyone associated with it, as a broker in the future while he remains a member of the Board of Trustees.

COMPENSATION OF TRUSTEES

      The table below sets forth information regarding compensation of the Trustees by the Trust, for the fiscal year ended March 31, 2005. Trustees who are interested persons of the Trust do not receive any compensation from the Trust. Each of the other Trustees is paid an annual retainer of $12,000 and a fee of $1,250 per in-per person meeting of the Board of Trustees, a fee of $1,000 for each Committee meeting and $1,000 for each telephonic meeting, and is reimbursed for the expenses of attendance of such meetings. The Chairman of the Audit Committee, Michael D. LeRoy, is paid an additional fee of $5,000 per year.

                               COMPENSATION TABLE
                        FISCAL YEAR ENDED MARCH 31, 2005

                                                   AGGREGATE COMPENSATION
            NAME OF PERSON, POSITION                     FROM TRUST
------------------------------------------------   ----------------------
G. Andrew Bjurman(1), Trustee and Co-President             $     0

O. Thomas Barry III(1), Trustee and Co-President           $     0

Dann V. Angeloff(2), Trustee                               $33,250

Michael D. LeRoy(2), Trustee                               $10,750(3)

Joseph E. Maiolo(2), Trustee                               $33,250

William L. Wallace(2), Trustee                             $33,250

---------------------
(1) "Interested persons," as defined in the 1940 Act, of the Trust because of their affiliation with Bjurman, Barry & Associates, the Trust's investment adviser.

(2)   Member of Audit Committee.

(3)   Joined the Board of Trustees in November 2004.

TRUSTEES' OWNERSHIP OF TRUST SHARES (AS OF DECEMBER 31, 2004)

                                                                                               AGGREGATE DOLLAR
                      DOLLAR RANGE OF EQUITY    DOLLAR RANGE OF         DOLLAR RANGE OF         RANGE OF EQUITY
                         SECURITIES IN THE    EQUITY SECURITIES IN   EQUITY SECURITIES IN   SECURITIES IN ALL FUNDS
                          BJURMAN, BARRY       THE BJURMAN, BARRY     THE BJURMAN, BARRY    OVERSEEN BY TRUSTEE IN
   NAME OF TRUSTEE    MICRO-CAP GROWTH FUND   SMALL CAP GROWTH FUND   MID CAP GROWTH FUND  THE BJURMAN, BARRY FUNDS
--------------------  ----------------------  ---------------------  --------------------  ------------------------
INDEPENDENT TRUSTEES

Dann V. Angeloff          None                  None                  $10,001 - $50,000       $10,001 - $50,000

Michael D. LeRoy          None                  None                  None                    None

Joseph E. Maiolo          Over $100,000         $10,001 - $50,000     $10,001 - $50,000       Over $100,000

William L. Wallace        Over $100,000         $10,001 - $50,000     $50,001 - $100,000      Over $100,000

INTERESTED TRUSTEES

G. Andrew Bjurman         Over $100,000         $50,001 - $100,000    Over $100,000           Over $100,000

O. Thomas Barry III       Over $100,000         Over $100,000         Over $100,000           Over $100,000

                             PRINCIPAL SHAREHOLDERS

BJURMAN, BARRY MICRO-CAP GROWTH FUND

As of June 30, 2005, the Trustees and officers, as a group, beneficially owned less than 1% of the outstanding voting shares of the Micro-Cap Growth Fund.

The following table sets forth, as of July 5, 2005, the persons known to the Funds to own of record or beneficially more than 5% of the outstanding voting shares of the Micro-Cap Growth Fund:

           NAME & ADDRESS              PERCENTAGE
------------------------------------   ----------
Charles Schwab & Co., Inc.(1)            52.98%
For the Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.(2)     19.08%
For the Benefit of Customers
200 Liberty Street
One World Financial
New York, NY 10281

BJURMAN, BARRY MID CAP GROWTH FUND

The following table sets forth, as of July 5, 2005, the persons known to the Funds to own of record or beneficially more than 5% of the outstanding voting shares of the Mid Cap Growth Fund and the ownership of such shares by all officers and Trustees as a group:

              NAME & ADDRESS               PERCENTAGE
----------------------------------------   ----------
Charles Schwab & Co., Inc.(1)               23.94%
For the Benefit of Customers
101 Montgomery Street
San Francisco, CA 94101

National Financial Services LLC(2)          11.54%
For the Benefit of Customers
200 Liberty Street
One World Financial
New York, NY 10281

GD Bjurman & Associates Profit Sharing       5.03%(6)
Plan(3)
10100 Santa Monica Boulevard
Suite 1200
Los Angeles, CA 90067

O. Thomas Barry III                          9.00%(4)
10100 Santa Monica Boulevard
Suite 1200
Los Angeles, CA 90067

G. Andrew Bjurman                            5.25%(4)
10100 Santa Monica Boulevard
Suite 1200
Los Angeles, CA 90067

All Trustees and Executive Officers as a     7.45%(4)
Group (11 persons)

BJURMAN, BARRY SMALL CAP GROWTH FUND

As of June 30, 2005, the Trustees and officers, as a group, beneficially owned less than 1.00% of the outstanding voting shares of the Small Cap Growth Fund.

The following table sets forth, as of July 5, 2005, the persons known to the Funds to own of record or beneficially more than 5% of the outstanding voting shares of the Small Cap Growth Fund:

             NAME & ADDRESS              PERCENTAGE
--------------------------------------   ----------
Charles Schwab & Co., Inc.(1)              31.11%
For the Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104

Prudential Securities Inc.(5)              13.30%
For the Benefit of Customers
1 New York Plaza
New York, NY 10292

National Financial Services Corp.(2)       10.94%
For the Benefit of Customers
200 Liberty Street
One World Financial
New York, NY 10281

Pershing LLC                                5.88%
P.O. Box 2052
Jersey City, NJ 07303-9998

National Investor Services Corp.(6)         5.37%
For the Benefit of Exclusive Customers
55 Water Street; 32nd Floor
New York, NY 10041

(1) Charles Schwab & Co., Inc. is a discount broker-dealer acting as a nominee for registered investment advisers whose clients have purchased shares of the Fund and also holds shares for the benefit of its clients.

(2) National Financial Service Corp. is a broker-dealer holding shares for the benefit of its clients.

(3)   The Adviser's profit-sharing plan.

(4) Includes 33,087.392 shares (5.03%) held by the Adviser's profit-sharing plan, of which Messrs. Bjurman and Barry are trustees sharing voting control over such shares. Messrs. Bjurman and Barry disclaim beneficial ownership of such shares.

(5) Prudential Securities, Inc. is a broker-dealer holding shares for the benefit of its clients.

(6) National Investor Services Corp. is a broker-dealer holding shares for the benefit of its clients.

                                 NET ASSET VALUE

Shares of each Fund are sold, redeemed and exchanged at a price equal to that Fund's NAV per share. The Funds' Prospectus describes in detail which day's NAV is used to price a transaction depending on the timing of the Funds' receipt of the purchase, redemption or exchange order.

The net asset value per share is computed by dividing the value of the assets of a Fund, less its liabilities, by the number of shares outstanding.

Portfolio securities are valued and NAV per share is determined as of the close of regular trading (usually 4:00 p.m. Eastern Time) each day the New York Stock Exchange (the "NYSE") is open. The NYSE is open for trading every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays fall on a Saturday, the NYSE will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                                      TAXES

The following is a general summary of certain material tax considerations applicable to the Funds and their shareholders. This summary does not purport to be a complete description of such considerations. For example, it does not include certain considerations that may be relevant to holders subject to special treatment, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, pension plans and trusts, and shareholders that are not U. S. residents for U. S. federal income tax purposes. This summary assumes that shareholders hold their shares in the Funds as capital assets within the meaning of the Internal Revenue Code (the "Code"). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax.

TAXATION AS A RIC

      QUALIFICATION AS A RIC. Each Fund has qualified and intends to continue to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. If a Fund qualifies as a RIC and satisfies certain distribution requirements (referred to in this SAI as the "Annual Distribution Requirement"), the Fund will not be subject to federal income tax on the portion of its "investment company taxable income" and net capital gain that it distributes to shareholders. In order to qualify as a RIC, the Fund must, among other things:

   - derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to its business of investing in such stock or securities; and

   - diversify its holdings so that at the end of each quarter of the taxable year: (a) at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities, with other securities limited in respect of any one issuer to an amount not more than 5% of the value of a Fund's total assets and not more than 10% of the outstanding voting securities of the issuer; and (b) no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar or related trades or businesses. These tests are referred to in this SAI as the "Diversification Tests."

      To satisfy the Annual Distribution Requirement, a Fund must distribute to its shareholders, for each taxable year, at least 90% of the sum of its (a) "investment company taxable income" determined without regard to the deduction for dividends paid and (b) net tax exempt interest.

      EXCISE TAXES. A Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to its shareholders. In addition, the Fund will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98% of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) and (3) any income realized, but not distributed, in preceding years (this distribution requirement is referred to in this SAI as the "Excise Tax Avoidance Requirement"). While the Funds currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement, it is possible that the Funds will not be able to make sufficient distributions in order to avoid such tax.

      FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses it realizes. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. If a Fund disposes of assets in order to meet the Diversification Tests, the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

      If any Fund acquires an equity interest in a passive foreign investment company (PFIC), it could become liable for U.S. federal income tax and additional interest charges upon the receipt of certain distributions from, or the disposition of its investment in, the PFIC, even if all such income or gain is timely distributed to its shareholders. An election may generally be available to these Funds that would ameliorate these adverse tax consequences. However, such an election could also require these Funds to recognize income (which would have to be distributed to the Funds' shareholders to avoid a tax on the Funds) without any distribution from the PFIC of cash corresponding to such income and could result in the treatment of capital gains as ordinary income.

      FAILURE TO QUALIFY AS A RIC. If a Fund is unable to qualify for treatment as a RIC, it would be subject to tax on all of its taxable income at regular corporate rates. The remainder of this discussion assumes that each of the Funds qualifies as a RIC and satisfies the Annual Distribution Requirement.

TAXATION OF SHAREHOLDERS

      DISTRIBUTIONS OF INVESTMENT COMPANY TAXABLE INCOME. Distributions of "investment company taxable income" (which is, generally, ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to shareholders to the extent of current or accumulated earnings and profits of the Fund. Distributions of "investment company taxable income" that are made to a non-corporate shareholder before January 1, 2009, and that are designated as "qualified dividend income" will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund (e.g., dividends received from domestic corporations and certain qualified foreign corporations, including foreign corporations eligible for benefits under certain U.S. income tax treaties or foreign corporation the stock of which is readily tradable on an established U.S. securities market). In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of investment company taxable income that are not designated as qualified dividend income or capital gain dividends will generally be taxable to shareholders at ordinary income rates. Dividends paid by a Fund to a corporate shareholder may qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year.

      CAPITAL GAIN DISTRIBUTIONS. Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009, is generally taxed at a maximum rate of 15% if the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed as ordinary income. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such a case, the Fund may elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

      OTHER DISTRIBUTIONS. Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will generally be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

      DIVIDEND REINVESTMENT. Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a cash distribution and reinvesting the cash in additional shares at NAV. The shareholder will have an adjusted basis in the additional shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the shareholder's account. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the NAV of the Fund's shares by the amount of the distribution. If the NAV is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

      INFORMATION REPORTING AND TIMING OF DIVIDEND INCLUSION. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate. Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

      SALE, EXCHANGE, OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale, exchange or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder's adjusted tax basis in the shares. In general, any gain or loss arising from (or treated as arising from) the sale, exchange or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, all or a portion of any loss recognized may be disallowed if the shareholder acquires other shares of the Fund (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before such disposition. In addition, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains deemed received with respect to) such shares.

      BACKUP WITHHOLDING. A Fund may be required to withhold federal income tax currently at a rate of 28% from all taxable distributions to any non-corporate U.S. shareholder who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or otherwise fails to establish that he or she is not subject to backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder's federal income tax liability.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Funds do not have an obligation to place orders with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Most transactions will be effected on a net cost basis through brokers who make markets in the stock being purchased or sold. Subject to policies established by the Trustees, the Adviser is responsible for placing the orders to execute transactions for the Funds. In placing orders, it is the policy of the Funds to seek to obtain the best execution taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, the firm's risk in positioning the securities involved, the Adviser's past experience in placing orders through the firm, and the firm's research capabilities. While the Adviser generally seeks reasonably competitive spreads, the Funds will not necessarily be paying the lowest spread available for a particular transaction. Subject to policies established by the Board of Trustees, however, the Adviser may cause a Fund to pay a broker-dealer a commission in excess of the amount of commission another broker-dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer.

For the fiscal years ended March 31, 2003, 2004 and 2005, the Micro-Cap Growth Fund incurred total brokerage commissions of $1,164,230, $2,812,427 and $1,596,728, respectively. For the fiscal years ended March 31, 2003, 2004 and 2005, the Mid Cap Growth Fund incurred total brokerage commissions of $48,122, $73,361 and $31,873, respectively. For the fiscal years ended March 31, 2004 and 2005, the Small Cap Growth Fund incurred $515,401 and $633,506, respectively, in total brokerage commissions. The brokerage commissions for fiscal year 2004 for the Micro-Cap Growth Fund and the Mid Cap Growth Fund were significantly higher than those for fiscal years 2003 and 2005 because of the substantially larger NAV of each Fund resulting in significantly larger trading volumes and brokerage commissions. All commissions paid are reviewed quarterly by the Board of Trustees of the Trust.

The Funds and the Adviser may direct portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the commissions or spreads on the transactions are reasonable in relation to the value of the investment information provided. Among such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on companies and industries. Such research provides lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities. The Adviser may use these services in connection with all of its investment activities, and some services obtained in connection with the Funds' transactions may be used in connection with other investment advisory clients of the Adviser, including other mutual funds and other series of the Trust. During the fiscal year ended March 31, 2005, the amount of brokerage transactions for the Micro-Cap Growth Fund, the Mid Cap Growth Fund and the Small Cap Growth Fund directed to brokers due to research services provided were $12,215,060, $890,635, and $8,681,412, respectively. The amount of brokerage commissions paid by the Micro-Cap Growth Fund, the Mid Cap Growth Fund and the Small Cap Growth Fund in that year to brokers due to research services provided was $41,060, $3,668, and $17,437, respectively.

The Funds may invest in securities that are traded exclusively in the over-the-counter market. The Funds may also purchase securities listed on a national securities exchange through the "third market" (i.e., through markets other than the exchanges on which the securities are listed). When executing transactions in the over-the-counter market or the third market, the Adviser will seek to execute transactions through brokers or dealers that, in the Adviser's opinion, will provide the best overall price and execution so that the resultant price to the Fund for which the trade is being executed is as favorable as possible under prevailing market conditions.

The Funds do not allocate brokerage or principal business on the basis of sales of their shares that may be made through brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Funds to clients.

It is possible that purchases or sales of securities for a Fund also may be considered for other clients of the Adviser or its affiliates, including the other series of the Trust. Any transactions in such securities at or about the same time will be allocated among the Funds and such other clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the Funds and the other clients' accounts, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower commissions will be beneficial to the Funds.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, a Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken as current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits the Funds' personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES. The Trust has delegated to the Adviser the authority to vote proxies of companies held in the Funds' portfolios. The Adviser recognizes that it is a fiduciary that owes its clients, including the Funds it manages, a duty of good faith and full and fair disclosure of all material facts. The Adviser has implemented written Proxy Voting Policies that are designed to reasonably ensure that the Adviser votes proxies in the best interests of its clients, including the Funds.

The Adviser seeks to avoid material conflicts of interests by using an independent third-party, Institutional Shareholder Services Inc., referred to in this SAI as "ISS," to vote proxies in accordance with detailed, pre-determined written proxy voting guidelines, referred to in this SAI as the "Voting Guidelines," in an objective and consistent manner across client accounts. The voting process involves an assessment performed by ISS in accordance with the Voting Guidelines. The Adviser reviews all proxies and the recommendations of ISS in formulating its vote, but the ultimate voting decision belongs to the Adviser. In the event that the Adviser votes against ISS recommendations, documentation must be prepared to describe the basis for the decision and to substantiate that the Adviser's clients' interests were not subrogated to its own.

The Voting Guidelines address issues involving boards of directors, proxy contest defenses, elections of auditors, tender offer defenses, miscellaneous governance provisions, capital structures, executive and director compensation, mergers and corporate restructurings, mutual fund proxies and social and environmental issues.

With respect to matters of corporate governance, the Voting Guidelines generally provide that ISS will recommend a vote for proposals to require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction when the economic factors outweigh any neutral or negative governance changes; and with respect to shareholder proposals that ask a company to submit its poison pill for shareholder ratification. On matters of capital structure, ISS will generally recommend a vote against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; a vote for proposals to reduce the par value of common stock; and to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

On matters relating to management compensation, ISS will generally recommend a vote for stock incentive plans that provide a dollar-for-dollar cash for stock exchange, and a vote against proposals that would permit retirement plans for nonemployee directors. On matters relating to corporate transactions, ISS will recommend a vote relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general Voting Guidelines based upon ISS' analysis of the proposed transaction. ISS will recommend a vote in contested elections of directors in accordance with the Voting Guidelines based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to a company's corporate governance, capital structure or management compensation. ISS will recommend a vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser votes against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Voting Guidelines would typically dictate a vote against such measures in other contexts.

On or before August 31, 2005, information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 will be available without charge upon request by calling 1-800-227-7264 (toll free) or visiting the Funds' Web Site at www.BjurmanBarry.com or the Web Site of the SEC at www.sec.gov.

                             PERFORMANCE INFORMATION

From time to time, the Funds may advertise certain information about their performance. Each Fund may include its yield and total return in reports to shareholders or prospective investors. Quotations of yield for a Fund will be based on all investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula which is prescribed by the SEC:

            YIELD = 2 [( a - b + 1)(6) - 1]
                         -----
                         cd

Where: a   =   dividends and interest earned during the period.
       b   =   expenses accrued for the period (net of reimbursements).
       c   =   the average daily number of shares of a Fund outstanding during the period that were entitled to receive dividends.
       d   =   the maximum offering price per share on the last day of the period.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one, five and ten years (or for the life of such Fund if shorter), calculated pursuant to the following formula which is prescribed by the SEC:

      P(1+T)(n) = ERV

Where: P   =   a hypothetical initial investment of $1,000.
       T   =   average annual total return.
       n   =   number of years.
     ERV   =   ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period.

Such total return figures show the average annual percentage change in value of an investment in such Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of such Fund's shares and assume that any income dividends and/or capital gains distributions made by that Fund during the period were reinvested in shares of such Fund. When considering "average" total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Quotations of average annual total return after taxes on distributions and of average annual total return after taxes on distributions and redemptions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund (after accounting for the payment of taxes on distributions and the payment of taxes on distributions and redemptions, respectively) over periods of one, five and ten years (or for the life of such Fund if shorter).

Average annual total return after taxes on distributions is calculated pursuant to the following formula, which is prescribed by the SEC:

      P(1+T)(n)=ATV(D)

Where: P   =   a hypothetical initial payment of $1,000.
       T   =   average annual total return (after taxes on distributions).
       n   =   number of years.
  ATV(D)   =   ending value of a hypothetical $1,000 payment made at the
               beginning of the 1-,

               5-, or 10-year periods at the end of such periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

Average annual total return after taxes on distributions and redemption is calculated pursuant to the following formula, which is prescribed by the SEC:

      P(1+T)(n)=ATV(DR)

Where: P   =   a hypothetical initial payment of $1,000.
       T   =   average annual total return (after taxes on distributions and redemption).
       n   =   number of years.
 ATV(DR)   =   ending value of a hypothetical $1,000 payment made at the
               beginning of the 1-, 5-, or 10-year periods at the end of such periods (or fractional portion), after taxes on fund distributions and redemption.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Bjurman, Barry Funds' average annual total returns, average annual total returns after taxes on distributions and average annual total returns after taxes on distributions and redemptions for the period ended March 31, 2005 are as follows:

                                                                     Since
                                       1 Year   3 Years  5 Years  Inception(1)
                                       -------  -------  -------  ------------
BJURMAN, BARRY MICRO-CAP GROWTH FUND
Return Before Taxes                    (1.90)%   10.35%   12.01%     25.26%
Return After Taxes on Distribution(2)  (3.70)%    9.66%    1.04%     24.54%
Return After Taxes on Distributions
And Sale of Fund Shares(3)              1.19%     8.92%   10.10%     22.85%

                                                    Since
                                       1 Year    Inception(1)
                                       -------   ------------
BJURMAN, BARRY SMALL CAP GROWTH FUND
(CUMULATIVE)
Return Before Taxes                    (11.62)%     12.07%
Return After Taxes on Distribution(2)  (11.62)%     12.07%
Return After Taxes on Distributions
And Sale of Fund Shares                 (7.55)%     10.33%

                                                           Since
                                       1 Year  3 Years  Inception(1)
                                       ------  -------  ------------
BJURMAN, BARRY MID CAP GROWTH FUND(4)
Return Before Taxes                     8.27%   2.34%      1.54%

Return After Taxes on Distribution(2)   8.27%   2.34%     1.54%
Return After Taxes on Distributions
And Sale of Fund Shares                 5.38%   1.99%     1.31%

(1) The Micro-Cap Growth Fund commenced operations on March 31, 1997. The Small Cap Growth Fund commenced operations on May 12, 2003. The Mid Cap Growth Fund commenced operations on June 6, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown above. After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

(3) When the "Return After Taxes on Distributions and Sale of Fund Shares" is higher, it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(4) For the period of June 6, 2001 to June 21, 2004, the investment objective of the Mid-Cap Growth Fund (formerly the All-Cap Growth Fund) was to seek capital appreciation through investments in the common stocks of companies with market capitalizations generally in excess of $300 million at the time of investment. Performance returns during that time period were derived from investments relating to that objective. As of June 21, 2004, the investment objective of that Fund was changed to seek capital appreciation through investments in the common stocks of companies with total market capitalizations generally between $1 billion and $10 billion at the time of investment.

                   POLICY ON DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds disclose their complete portfolio holdings in their annual, semi-annual and quarterly reports to shareholders in accordance with regulatory requirements. Additionally, at the beginning of each month, each of the Fund's ten largest portfolio holdings as of the end of the prior month are disclosed on the Funds' Web Site at www.bjurmanbarry.com/site/html/org.htm.

In addition to the semi-annual disclosures of the Funds' entire portfolio holdings, the Funds will also provide a complete disclosure of their holdings to certain third-party mutual fund evaluation services, referred to in this SAI as "Evaluation Services," more frequently in order for them to provide a summary report to the public or their paid subscribers regarding the Funds' attributes, including, but not limited to, the Funds' investment style and objective, market capitalization of their holdings, yield and beta.

In order to facilitate the review of the Funds by these Evaluation Services, the Funds may distribute (or authorize their service provider to distribute) information concerning the Funds' portfolio holdings to such Evaluation Services before the Fund's public disclosure is required; provided that (1) such disclosure is determined to be in the best interests of the Funds' shareholders; and (2) neither the Funds nor the Adviser may receive compensation or other consideration in connection with the disclosure of information about the Funds' portfolio holdings. The Funds will attempt to obtain confidentiality agreements from these Evaluation Services prior to such disclosure, but may make these disclosures even in the absence of a confidentiality agreement in circumstances when management of the Funds concludes that coverage by the Evaluation Service is important to the Funds and that the risk of disclosure by the Evaluation Service to third parties is minimal.

The Funds' portfolio holdings may also be made available more frequently to the Funds' service providers, including BISYS and BB&H, as reasonably necessary for the services providers to perform their duties for the Funds. Disclosures may be made daily if beneficial to the Funds. Any disclosures made to Fund service providers are subject to similar confidentiality requirements as discussed above.

                                OTHER INFORMATION

PURCHASE AND REDEMPTION ORDERS

Approved brokers for the Funds are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf.

LIMITATIONS ON TRUSTEES' LIABILITY

The Trust Instrument provides that a Trustee shall be personally liable only to the Trust for any act, omission or obligation of the Trust or Trustee. A Trustee will not be liable for any act or omission of any officer, employee, agent or investment adviser of the Trust. The Trust Instrument also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Trust Instrument that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Trust Instrument shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. All Trustees' liability is further subject to the limitations imposed by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 350 South Grand Ave., Suite 200, Los Angeles, California, 90071-3462, has been selected as the independent accountants for the Funds. Deloitte & Touche LLP provides audit and tax services. The books of the Funds will be audited at least once a year by Deloitte & Touche LLP.

LEGAL COUNSEL

Gibson, Dunn & Crutcher LLP, 333 South Grand Ave., Los Angeles, California, 90071-3197, serves as the legal counsel for the Funds.

REPORTS TO SHAREHOLDERS

Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountants. Inquiries regarding the Funds may be directed to BISYS Fund Services Ohio, Inc. at 1-800-227-7264.

                              FINANCIAL STATEMENTS

The Bjurman, Barry Funds' audited annual financial statements, including the notes thereto, dated March 31, 2005, and the report of Deloitte & Touche LLP thereon, are incorporated by reference from the Funds' March 31, 2005 Annual Report to Shareholders.

                            THE BJURMAN, BARRY FUNDS

                                     PART C.
                                OTHER INFORMATION

ITEM 23. EXHIBITS

      (a)   (i)   Trust Instrument*

            (ii) Certificate of Amendment of Certificate of Trust, dated February 11, 1997*

      (b)   By-Laws*

      (c) Incorporated by reference to the information contained in the Trust Instrument and By-Laws

      (d)   (i)   Investment Advisory Agreement, dated March 5, 1997, by and between The Bjurman, Barry Funds and Bjurman, Barry &
                  Associates with respect to the Bjurman, Barry Micro-Cap Growth
                  Fund*

            (ii) Amendment No. 1 to Investment Advisory Agreement, dated November 19, 1998, with respect to the Bjurman, Barry Micro-Cap Growth Fund*

            (iii) Investment Advisory Agreement, dated June 5, 2001, by and between The Bjurman, Barry Funds and Bjurman, Barry & Associates with respect to the Bjurman, Barry All Cap Growth Fund (now the Bjurman, Barry Mid Cap Growth Fund)*

            (iv) Investment Advisory Agreement between Bjurman, Barry & Associates and the Bjurman, Barry Fund with respect to the Bjurman, Barry Small Cap Growth Fund*

      (e) Distribution Agreement, dated June 10, 2005, by and between The Bjurman, Barry Funds and BISYS Fund Services Limited Partnership

      (f)   Inapplicable

      (g) Custody Agreement, dated May 5, 2005, by and between The Bjurman, Barry Funds and Brown Brothers Harriman & Co.

      (h) Master Services Agreement, dated June 22, 2005, by and between The Bjurman, Barry Funds and BISYS Fund Services Ohio, Inc.

      (i)   Opinion and Consent of Counsel*

      (j)   Consent of Independent Registered Public Accounting Firm

      (k)   Inapplicable

      (l)   Inapplicable

      (m) Distribution Plan, dated November 19, 1998, of The Bjurman, Barry Funds, as amended, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940*

      (n)   Inapplicable

      (o)   Inapplicable

      (p)   (i)   Code of Ethics of The Bjurman, Barry Funds*

            (ii)  Code of Ethics of Bjurman, Barry & Associates*

            (iii) Code of Ethics of BISYS Fund Services Ohio, Inc.

      * Incorporated by reference to the Trust's registration statement on Form N-1A

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None

ITEM 25. INDEMNIFICATION

Incorporated by reference to Article X of the Registrant's Trust Instrument.

"SECTION 10.1 LIMITATION OF LIABILITY. A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission in his capacity as Trustee, or for any act or omission of any officer or employee of the Trust or of any other person or party, provided that nothing contained herein or in the Delaware Business Trust Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

SECTION 10.2. INDEMNIFICATION. The Trust shall indemnify each of its Trustees to the full extent permitted by law against all liabilities and expenses (including amounts paid in satisfaction of judgments, in settlement, as fines and penalties, and as counsel fees) reasonably incurred by such Trustee in connection with the defense or disposition of any action, suite or other proceeding, whether civil or criminal, in which such Trustee may be involved or with which such Trustee may be threatened, while as a Trustee or thereafter, by reason of being or having been such a Trustee except with respect to any matter as to which such Trustee shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of such

Trustee's duties. In the event of a settlement, no indemnification shall be provided unless there has been a determination that such Trustee did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (i) by the court or other body approving the settlement; (ii) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry). The rights accruing to any person under these provisions shall not exclude any other right to which such Trustee may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may authorize advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that such Trustee is not entitled to such indemnification.

The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2."

                                 *     *     *

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy will provide coverage to the Registrant, its Trustees and officers, and Bjurman, Barry & Associates (the "Adviser"). Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

The Advisory Agreements with the Adviser provide that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Advisory Agreements, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from the Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard, a violation of the standard of care established by and applicable to the Adviser in its actions under the Advisory Agreements or breach of its duty or of its obligations under the Advisory Agreements.

The Registrant has also entered into indemnification agreements with each of its Trustees and certain officers of the Registrant. These indemnification agreements provide, in part, for the indemnification of the indemnitee if the indemnitee is a party to or threatened to be made a party to any proceeding, by reason of the fact that the indemnitee is or was a trustee, officer, employee, agent or fiduciary of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee, agent, partner, member, trustee or fiduciary of another enterprise, against all expenses, judgments, fines, penalties and ERISA excise tax actually and reasonably incurred by the indemnitee in connection with the proceeding, to the fullest extent permitted by applicable law; provided that any settlement be approved in writing by the Trust, which approval shall not be unreasonably withheld or delayed or applied in an inconsistent manner. The indemnification agreements also provide for the Registrant to pay expenses in advance of final disposition of a proceeding on behalf of the indemnitee, provided that the Registrant receives reasonable assurances that the indemnitee has met the standard of conduct necessary for indemnification and that the indemnitee undertakes to repay such advances if it is ultimately found that the indemnitee did not meet the required standard of conduct.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

(a) Bjurman, Barry & Associates is an investment adviser registered under the Investment Advisers Act of 1940 and provides investment advisory services to the Registrant. The Adviser also provides investment advisory services to individual and institutional clients.

(b) For information as to any other business, vocation or employment of a substantial nature in which each director or officer of Bjurman, Barry & Associates has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee, reference is made to Form ADV for Bjurman, Barry & Associates (File #801-06776) filed under the Investment Advisers Act of 1940, and incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) BISYS Fund Services Limited Partnership ("BISYS" or the "Distributor") acts as principal underwriter for the Registrant and for the following other investment companies:

      American Independence Funds Trust
      American Performance Funds
      AmSouth Funds
      BB&T Funds
      The Coventry Group
      Excelsior Funds, Inc.
      Excelsior Funds Trust
      Excelsior Tax-Exempt Funds, Inc.
      First Focus Funds, Inc.
      The Hirtle Callaghan Trust
      HSBC Advisor Funds Trust
      HSBC Investor Funds
      Legacy Funds Group
      MMA Praxis Mutual Funds
      Old Westbury Funds, Inc.
      Pacific Capital Funds
      STI Classic Funds
      STI Classic Variable Trust
      USAllianz Variable Insurance Products Trust
      Variable Insurance Funds
      Vintage Mutual Funds, Inc.

BISYS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS' main address is 100 Summer Street 15TH Floor, Boston, Massachusetts 02110. Office of Supervisory Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

(b) Information about Directors and Officers of BISYS is as follows (none are officers of the Registrant):

      Name and Address(1)    Position with Underwriter
      -------------------    -------------------------
      William J. Tomko       President
      James L. Fox           Director
      Edward S. Forman       Secretary and Director
      Charles L. Booth       Vice President and Assistant Compliance Officer
      Richard F. Froio       Vice President and Chief Compliance Officer
      Stephen E. Hoffman     Treasurer and Financial and Operations Principal

--------------
(1) The address for all individuals is 3435 Stelzer Road, Columbus, Ohio 43219.

(c)   Inapplicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS -------- -------------------------

Accounts, books and other documents required to be maintained pursuant to
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Registrant at its principal office located at 3435 Stelzer Road, Columbus, Ohio 43219 as well as at the office of the Adviser located at 10100 Santa Monica Boulevard, Los Angeles, California 90067.

ITEM 29. MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B

Inapplicable

ITEM 30. UNDERTAKINGS

Inapplicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b)under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California, on the 29th day of July, 2005.

THE BJURMAN, BARRY FUNDS

                                      By: /s/ G. ANDREW BJURMAN
                                          -------------------------------------
                                          G. Andrew Bjurman Co-President and
                                          Trustee

                                      By: /s/ O. THOMAS BARRY, III
                                          -------------------------------------
                                          O. Thomas Barry III Co-President
                                          and Trustee

                        SIGNATURES AND POWERS OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. Each person whose signature appears below does hereby constitute and appoint G. Andrew Bjurman and O. Thomas Barry III, with full power of substitution and full power to act without the other, his true and lawful attorney-in-fact and agent to act for and in my name, place and stead (1) to sign my name as Trustee to any and all Registration Statements of The Bjurman, Barry Funds (the "Trust"), File No. 811-7921, under the Securities Act of 1933 as amended and/or the Investment Company Act of 1940, as amended, and any and all amendments thereto, said Registration Statements and amendments to be filed with the Securities and Exchange Commission, and to any and all reports, applications or renewal of applications required by any State in the United States of America in which this Trust is registered to sell shares, and
(2) to deliver any and all such Registration Statements and amendments, so signed, for filing with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 as amended and/or the Investment Company Act of 1940, as amended, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

       Signature                                Title                       Date
-----------------------------       ----------------------------       ---------------
/s/ G. ANDREW BJURMAN               Co-President and Trustee           July 29, 2005
-----------------------------
G. Andrew Bjurman

/s/ O. THOMAS BARRY, III            Co-President and Trustee           July 29, 2005
-----------------------------
O. Thomas Barry, III

/s/ M. DAVID COTTRELL               Vice President and Treasurer       July 27, 2005
-----------------------------
M. David Cottrell

/s/ DANN V. ANGELOFF                Trustee                            July 27, 2005
-----------------------------
Dann V. Angeloff

/s/ MICHAEL D. LEROY                Trustee                            July 29, 2005
-----------------------------
Michael D. LeRoy

/s/ JOSEPH E. MAIOLO                Trustee                            July 27, 2005
-----------------------------
Joseph E. Maiolo

/s/ WILLIAM L. WALLACE              Trustee                            July 27, 2005
-----------------------------
William L. Wallace

INDEX TO EXHIBITS

(a)(i)      Trust Instrument*

            (ii) Certificate of Amendment of Certificate of Trust, dated February 11, 1997*

   (b)      By-Laws*

   (c) Incorporated by reference to the information contained in the Trust Instrument and By-Laws

   (d)      (i)   Investment Advisory Agreement, dated March 5, 1997, by and between The Bjurman, Barry Funds and Bjurman, Barry &
                  Associates with respect to the Bjurman, Barry Micro-Cap Growth
                  Fund*

            (ii) Amendment No. 1 to Investment Advisory Agreement, dated November 19, 1998, with respect to the Bjurman, Barry Micro-Cap Growth Fund*

            (iii) Investment Advisory Agreement, dated June 5, 2001, by and between The Bjurman, Barry Funds and Bjurman, Barry & Associates with respect to the Bjurman, Barry All Cap Growth Fund (now the Bjurman, Barry Mid Cap Growth Fund)*

            (iv) Investment Advisory Agreement between Bjurman, Barry & Associates and the Bjurman, Barry Fund with respect to the Bjurman, Barry Small Cap Growth Fund*

   (e) Distribution Agreement, dated June 10, 2005, by and between The Bjurman, Barry Funds and BISYS Fund Services Limited Partnership

   (f)      Inapplicable

   (g) Custody Agreement, dated May 5, 2005, by and between The Bjurman, Barry Funds and Brown Brothers Harriman & Co.

   (h) Master Services Agreement, dated June 22, 2005, by and between The Bjurman, Barry Funds and BISYS Fund Services Ohio, Inc.

   (i)      Opinion and Consent of Counsel*

   (j)      Consent of Independent Registered Public Accounting Firm

   (k)      Inapplicable

   (l)      Inapplicable

   (m) Distribution Plan, dated November 19, 1998, of The Bjurman, Barry Funds, as amended, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940*

   (n)      Inapplicable

   (o)      Inapplicable

   (p)      (i)   Code of Ethics of The Bjurman, Barry Funds*

            (ii)  Code of Ethics of Bjurman, Barry & Associates*

            (iii) Code of Ethics of BISYS Fund Services Ohio, Inc.

      * Incorporated by reference to the Trust's registration statement on Form N-1A